SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

ASTA FUNDING, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ASTA FUNDING, INC.

210 Sylvan Avenue

Englewood Cliffs, New Jersey 07632

Dear Stockholder:

On behalf of the Board of Directors, you are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of Asta Funding, Inc. (the “Company”) to be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey 07631, on Wednesday, March 21, 2012, at 11:00 a.m.

The enclosed Notice of Meeting and the accompanying proxy statement describe the business to be conducted at the Meeting. I also enclose a copy of the Company’s 2011 Annual Report on Form 10-K, which contains certain information regarding the Company and its financial results for the fiscal year ended September 30, 2011.

It is important that your shares of common stock be represented and voted at the Meeting. Accordingly, regardless of whether you plan to attend the Meeting in person, please complete, date, sign and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States. Even if you return a signed proxy card, you may still attend the Meeting and vote your shares in person. Every stockholder’s vote is important, whether you own a few shares or many.

I look forward to seeing you at the Meeting.

Sincerely,

Gary Stern
Chairman, President and Chief Executive Officer

Dated: February 17, 2012

ASTA FUNDING, INC.

210 Sylvan Avenue

Englewood Cliffs, New Jersey 07632

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 21, 2012

The Annual Meeting of Stockholders (the “Meeting”) of Asta Funding, Inc. (the “Company”) will be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey 07631, on Wednesday, March 21, 2012, at 11:00 a.m. to consider and act upon the following:

1. The election of seven directors.

2. The ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2012.

3. The adoption of the Asta Funding, Inc. 2012 Stock Option and Performance Award Plan.

4. An advisory (and non-binding) vote on the compensation paid to the Company’s named executive officers.

5. An advisory (and non-binding) vote on the frequency by which the advisory vote described in item 4 is taken (i.e., once every year, every two years or every three years).

6. The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only holders of record of the Company’s Common Stock, par value $.01 per share, at the close of business on January 24, 2012 will be entitled to vote at the Meeting. A complete list of those stockholders will be available for examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours at the Company’s executive offices at 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632, for a period of ten days prior to the Meeting.

By Order of the Board of Directors

Robert J. Michel,
Chief Financial Officer and Secretary

Dated: February 17, 2012

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, MANAGEMENT URGES YOU TO COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES ARE VOTED.

i

ASTA FUNDING, INC.

210 Sylvan Avenue

Englewood Cliffs, New Jersey 07632

ANNUAL MEETING OF STOCKHOLDERS

March 21, 2012

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of Asta Funding, Inc. (the “Company,” “we” or “us”) for use at the Annual Meeting of Stockholders to be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey 07631 on Wednesday, March 21, 2012, at 11:00 a.m., and at any adjournments or postponements thereof (the “Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A stockholder giving a proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly-executed, later-dated proxy, or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about February 20, 2012. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. The Board of Directors recommends a vote “FOR” proposals 1, 2, 3, and 4 listed above and a vote, on proposal 5, for a non-binding advisory vote on executive compensation to be taken every three years. If no directions are given by the person(s) executing the proxy, the shares will be voted in favor of proposals 1, 2, 3 and 4 — the election of management’s nominees to the Board of Directors, the ratification of the independent registered public accounting firm, the adoption of the Asta Funding, Inc. 2012 Stock Option and Performance Award Plan, and the non-binding advisory vote on compensation paid to our named executive officers. The persons acting under the proxies will abstain with regard to proposal 5 — the non-binding advisory vote on the frequency by which the non-binding advisory vote on executive compensation will be taken.

The solicitation of proxies may be made by directors, officers and regular employees of the Company or any of its subsidiaries by mail, telephone, facsimile or e-mail or in person without additional compensation payable with respect thereto. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy-soliciting material to the beneficial owners of stock held of record by such persons, and we will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. All costs relating to the solicitation of proxies will be borne by us.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on March 21, 2012. This proxy statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, including financial statements, are available on the internet at http://www.proxydocs.com/asfi. Under the rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the internet.

VOTING AT THE MEETING

Who Can Vote

Only stockholders of record at the close of business on January 24, 2012, the record date, are entitled to notice of and to vote at the Meeting, and at any postponement(s) or adjournment(s) thereof. As of the record date, 14,641,456 shares of our common stock, $0.01 par value per share (“Common Stock”), were issued and outstanding. Holders of our Common Stock are entitled to one vote per share for each proposal presented at the Meeting.

How to Vote; How Proxies Work

Our Board of Directors is asking for your proxy. Whether or not you plan to attend the Meeting, we urge you to vote by proxy. Please complete, date and sign the enclosed proxy card and return it at your earliest convenience. The cost of soliciting proxies will be borne by us including expenses in connection with the preparation and mailing of the proxy statement, form of proxy and any other material furnished to the stockholders by us in connection with the Meeting. In addition to the solicitation of proxies by mail, our employees may also solicit proxies by telephone or personal contact. These employees will not receive any special compensation in connection therewith. Our Annual Report on Form 10-K for the year ended September 30, 2011, which includes our consolidated financial statements, is being mailed to stockholders together with these proxy materials on or about February 20, 2012.

Any proxy not specifying to the contrary, and not designated as an abstention or broker non-vote as described below, will be voted:

•	FOR the election of the directors;

•	FOR the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the 2012 fiscal year;

•	FOR the adoption of the Asta Funding, Inc. 2012 Stock Option and Performance Award Plan;

•	FOR (in a non-binding and advisory capacity) the compensation paid to our named executive officers; and

•	ABSTAINING in the non-binding advisory vote on the frequency by which the non-binding, advisory vote on executive compensation will be taken.

Should any matters not described above be properly presented at the Meeting, the persons named in the proxy form will vote in accordance with their judgment. The proxy form authorizes these persons, in their discretion, to vote upon such matters as may properly be brought before the Meeting or any adjournment(s), postponement(s), or continuation(s) thereof.

What Constitutes a Quorum

The presence at the Meeting in person or by proxy of holders of outstanding Common Stock entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum.

What Vote is Required

Directors are elected by a plurality of the votes cast with a quorum present. The seven persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Meeting will be elected directors of the Company. The affirmative vote of a majority of the outstanding Common Stock present in person or represented by proxy at the Meeting and entitled to vote is required to approve (i) the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the 2012 fiscal year, (ii) our 2012 Stock Option and Performance Award Plan, and (iii) on a non-binding, advisory basis, the compensation paid to our named executive officers. With regard to the frequency by which the non-binding, advisory vote on the compensation paid to our named executive officers will be taken, the frequency (i.e., every year, every two years or every three years) receiving the plurality of the votes cast with a quorum present will be approved on a non-binding, advisory basis.

How Abstentions and Broker Non-Votes Are Treated

Abstentions will be counted as shares that are present for purposes of determining a quorum. For (i) the election of directors, and (ii) the proposal regarding the frequency by which the non-binding, advisory vote on the compensation of our named executive officers will be taken, abstentions are excluded entirely from the vote and do not have any effect on the outcome. For the proposals to (i) ratify the selection of Grant Thornton LLP as our independent registered public accounting firm, (ii) adopt our 2012 Stock Option and Performance Award Plan, and (iii) approve, on a non-binding, advisory basis, the compensation paid to our named executive officers, abstentions will be treated as being present and entitled to vote at the Meeting and, therefore, will have the effect of votes against such proposals.

Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner. Broker non-votes are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present. If you do not provide your broker or other nominee with instructions on how to vote your “street name” shares, your broker or nominee will not be permitted to vote them on non-routine matters such as proposals 1, 3, 4 and 5. Shares subject to a broker non-vote will not be considered entitled to vote with respect to proposals 1, 3, 4 and 5 and will not affect the outcome of such proposals. For the selection of the auditor, broker non-votes will have no effect on the outcome.

How to Revoke

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with our Secretary an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Meeting. A stockholder who attends the Meeting need not revoke the proxy and vote in person unless he or she wishes to do so. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of January 24, 2012 with respect to beneficial ownership of our Common Stock by (i) each director and executive officer acting in the capacity as such on January 24, 2012, including any person holding the position of CEO or CFO at any time during the fiscal year of 2011, (ii) each person known by us to own beneficially more than five percent of our outstanding Common Stock, and (iii) all directors and executive officers as a group. This table has been prepared based on 14,641,456 shares of Common Stock outstanding on January 24, 2012. Unless otherwise indicated, the address of each such person is c/o Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage(1)
Arthur Stern	512,683	(2)	3.5%
Gary Stern	1,608,752	(3)	10.7%
Robert J. Michel	54,521	(4)	*
Mary Curtin	58,268	(5)	*
Seth Berman	45,000	(6)	*
Herman Badillo	91,000	(7)	*
Edward Celano	71,334	(8)	*
2115 Scotch Gamble Road Scotch Plains, NJ
Harvey Leibowitz	127,000	(9)	*
211 West 56th Street, Suite 20C New York, NY 10019
David Slackman	105,834	(10)	*
100 Mozart Court Eastport, NY 11941
Louis A. Piccolo	80,769	(11)	*
350 West 50th Street New York, NY 10019
Asta Group, Incorporated	842,000	(12)	5.8%
Judith R. Feder	1,565,000	(13)	10.7%
928 East 10th Street Brooklyn, NY 11230
Stern Family Investors LLC	692,000	(14)	4.7%
928 East 10th Street Brooklyn, NY 11230
GMS Family Investors LLC	862,000	(15)	5.9%
928 East 10th Street Brooklyn, NY 11230
Peters MacGregor Capital Management Pty Ltd	1,876,753	(16)	12.8%
P.O. Box 107 Spring Hill Old 4004 Australia
All executive officers and directors as a group (10 persons)	2,755,160	(17)	17.5%

*	Less than 1%

(1)

Any shares of Common Stock that any person named above has the right to acquire within 60 days of January 24, 2012, are deemed to be outstanding for purposes of calculating the ownership percentage of such person, but are not deemed to be outstanding for purposes of calculating the beneficial ownership percentage of any other person not named in the table above.

(2)

Includes 211,000 shares of Common Stock issuable upon exercise of options, and 214,599 shares of Common Stock owned by Asta Group, Incorporated (“Asta Group”), which shares are attributable to Arthur Stern based on his percentage ownership of Asta Group. Excludes 349,460 shares owned by Stern Family Investors LLC which shares are attributable to Arthur Stern based on his percentage ownership of such LLC and 948 shares owned by GMS Family Investors LLC which shares are attributable to Arthur Stern based on his percentage ownership of such LLC. Arthur Stern does not have voting or investment power with respect to any of the shares held by either of the foregoing LLCs and disclaims beneficial ownership of the shares owned by such LLCs. Excludes 5,000 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days of January 24, 2012.

(3)

Includes 326,000 shares of Common Stock issuable upon exercise of options, 196,656 shares of Common Stock owned by Gary Stern as custodian for his minor child and 285,607 shares of Common Stock owned by Asta Group, which shares are attributable to Gary Stern based on his percentage ownership of Asta Group. Excludes 684,945 shares owned by GMS Family Investors LLC which shares are attributable to Gary Stern based on his percentage ownership of such LLC. Gary Stern does not have voting or investment power with respect to any of the shares held by the LLC and disclaims beneficial ownership of the shares owned by the LLC. Excludes 170,000 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days of January 24, 2012. Also excludes 196,656 shares of Common Stock held by one of Mr. Stern’s children who is no longer a minor and for which he disclaims beneficial ownership.

(4)

Includes 45,000 shares of Common Stock issuable upon exercise of options. Excludes 40,000 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days of January 24, 2012.

(5)

Includes 48,334 shares of Common Stock issuable upon exercise of options. Excludes 40,000 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days of January 24, 2012.

(6)

Includes 45,000 shares of Common Stock issuable upon exercise of options. Excludes 40,100 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days of January 24, 2012.

(7)

Includes 83,000 shares of Common Stock issuable upon exercise of options. Excludes 15,000 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days of January 24, 2012.

(8)

Includes 56,334 shares of Common Stock issuable upon exercise of options. Excludes 15,000 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days of January 24, 2012.

(9)

Includes 118,000 shares of Common Stock issuable upon exercise of options. Excludes 15,000 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days of January 24, 2012.

(10)

Includes 91,334 shares of Common Stock issuable upon exercise of options. Excludes 15,000 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days of January 24, 2012.

(11)

Includes 71,769 shares of Common Stock issuable upon exercise of options. Excludes 45,000 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days of January 24, 2012.

(12)

Asta Group, Incorporated (“Asta Group”) is owned by Arthur Stern, our Chairman Emeritus and Director, Gary Stern, our Chairman, President and Chief Executive Officer, and other members of the Stern family.

(13)

Includes 11,000 shares of Common Stock owned directly, 692,000 shares owned by Stern Family Investors LLC and 862,000 shares owned by GMS Family Investors LLC. Ms. Feder is the manager of each LLC and as such has sole voting and investment power of such shares.

(14)

A limited liability company of which Judith R. Feder has sole voting and investment power. Arthur Stern has a 49.5% beneficial interest in the LLC, his wife, Alice Stern, has a 1% beneficial interest, and a trust for the benefit of the descendants of Arthur Stern, of which Judith R. Feder is trustee, has a 49.5% beneficial interest in the LLC.

(15)

A limited liability company of which Judith R. Feder has sole voting and investment power. Gary Stern has a 79.46% beneficial interest in the LLC, trusts for the benefit of the children of Gary Stern of which Judith R. Feder is the trustee have a combined 20.43% beneficial interest (10.215% each), and Arthur Stern has a .11% beneficial interest in the LLC.

(16)	Based on information reported by Peters MacGregor Capital Management Pty, Ltd to the Company effective January 18, 2012.

(17)

Includes 1,095,771 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 24, 2012. Excludes 400,100 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days of January 24, 2012. Excludes the shares owned in the aggregate by Stern Family Investors LLC and GMS Family Investors LLC.

PROPOSAL ONE-ELECTION OF DIRECTORS

In accordance with our certificate of incorporation and bylaws, the number of directors of the Company has been set by the Board of Directors at seven. At the Meeting, seven directors will be elected by the stockholders to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

All seven nominees named in this proxy statement are currently directors who will serve until their successors are duly elected and qualified. Each person named herein as a nominee for director has consented to serve, and it is not contemplated that any nominee would be unable to serve, as a director. However, if a nominee is unable to serve as a director, a substitute will be selected by the Board of Directors and all proxies eligible to be voted for the Board of Directors’ nominees will be voted for such other person.

The current Board of Directors, based on the recommendation of our Nominating and Corporate Governance Committee (the “Governance Committee”), nominated the individuals named below for election to our Board of Directors. Background information on each of the nominees is set forth below:

Name	Age	Position
Arthur Stern	90	Director, Chairman Emeritus
Gary Stern	59	Chairman, President and Chief Executive Officer
Herman Badillo(1)(3)	82	Director
Edward Celano(1)(2)(3)	73	Director
Harvey Leibowitz(1)(2)(3)	77	Director
Louis A. Piccolo	60	Director
David Slackman(2)	64	Director

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of Governance Committee

The Business Experience and Qualifications of Each Director

We believe that our Board of Directors should be composed of individuals with sophistication and experience in many substantive areas that impact our business. We believe that experience, qualifications, or skills in the following areas are most important: experience in the distressed consumer credit industry; regulatory; accounting and finance; capital markets; strategic planning; human resources and development practices; and board practices of other corporations. These areas are in addition to the personal qualifications described in this section. We believe that all of our current Board members possess the professional and personal qualifications necessary for board service, and have highlighted particularly noteworthy attributes for each Board member in the individual biographies below. The principal occupation and business experience, for at least the past five years, of each current director is as follows:

Arthur Stern has been a director and has served as Chairman Emeritus since January 2009. Mr. Stern served as Chairman of the Board of Directors and Executive Vice President of the Company since our inception in July 1994 through January 2009. Since 1963, Mr. Arthur Stern has been President of Asta Group. In such capacities, he has obtained substantial experience in distressed consumer credit analysis and receivables collections. As a result of these and other professional experiences, Mr. Stern possesses particular knowledge and experience in distressed consumer credit and collections which strengthens the Board’s collective qualifications, skills, and experience.

Gary Stern has been a director and the President and Chief Executive Officer of the Company since our inception in July 1994. Mr. Stern assumed the role of Chairman in January 2009. Mr. Stern had been Vice President, Secretary, Treasurer and a director of Asta Group since 1980 and held other positions with Asta Group prior thereto. In such capacities, he has obtained substantial experience in distressed consumer credit analysis and receivables collections. As a result of these and other professional experiences, Mr. Stern possesses particular knowledge and experience in financial management and collections which strengthens the Board’s collective qualifications, skills, and experience.

Herman Badillo has been a director of the Company since September 1995. He has been Senior Counsel at Parker, Waichman, Alonso, LLP since January 2011. Prior to joining his current firm, he was Of Counsel at Sullivan Papain Block McGrath & Cannavo P.C. from 2005 through 2011. Mr. Badillo was a founding member of Fischbein, Badillo, Wagner & Harding, a law firm located in New York City, from 1987 through 2005. He has formerly served as Special Counsel to the Mayor of New York City for Fiscal Oversight of Education and as a member of the Mayor’s Advisory Committee on the Judiciary. Mr. Badillo served as a United States Congressman from 1971 to 1978 and Deputy Mayor of New York City from 1978 to 1979. As a result of these and other professional experiences, Mr. Badillo possesses particular knowledge and experience in regulatory and public relations which strengthens the Board’s collective qualifications, skills, and experience.

Edward Celano has been a director of the Company since September 1995. Mr. Celano has served as a consultant to Walters and Samuels, Incorporated since 2003. He was formally a consultant with M.R. Weiser & Co., from 2001 to 2003, and an Executive Vice President of Atlantic Bank from May 1996 to February 2001. Prior to May 1996, Mr. Celano was a Senior Vice President of NatWest Bank, now Bank of America, after having held different positions at the bank for over 20 years. As a result of these and other professional experiences, Mr. Celano possesses particular knowledge and experience in financial services and management which strengthens the Board’s collective qualifications, skills, and experience.

Harvey Leibowitz has been a director of the Company since January 2000. Mr. Leibowitz has served as a Senior Vice President of Sterling National Bank since June 1994. Prior to June 1994, Mr. Leibowitz was employed as a Senior Vice President and Vice President of several banks and financial institutions since 1963. As a result of these and other professional experiences, Mr. Leibowitz possesses particular knowledge and experience in financial services and management which strengthens the Board’s collective qualifications, skills, and experience.

Louis A. Piccolo has been a director of the Company since June 2004. Mr. Piccolo has served as President of A.L. Piccolo & Co., Inc., a business consulting firm specializing in management and financial consulting, since 1988. Mr. Piccolo was an Executive Vice President and Chief Financial Officer of Alfred Dunhill of London, Inc. from 1983 to 1988, and held the same positions at Debenham’s PLC, from 1981 to 1983. From 1977 to 1981, Mr. Piccolo was a senior accountant at KPMG Peat Marwick. As a result of these and other professional experiences, Mr. Piccolo possesses particular knowledge and experience in accounting and management which strengthens the Board’s collective qualifications, skills, and experience.

David Slackman has been a director of the Company since May 2002. Mr. Slackman has served as Managing Director at HT Capital Advisors LLC from August 2008 to present. Mr. Slackman served as President, Manhattan Market — New York of Commerce Bank from January 2001 through June 2008. Mr. Slackman was an Executive Vice President of Atlantic Bank of New York from 1994 to 2001 and a Senior Vice President of the Dime Savings Bank from 1986 to 1994. As a result of these and other professional experiences, Mr. Slackman possesses particular knowledge and experience in financial services and management which strengthens the Board’s collective qualifications, skills, and experience.

The following are the executive officers of the Company who are not directors of the Company.

Robert J. Michel, CPA, has served as our Chief Financial Officer since February 2009. Prior to this, from 2004 to 2009, Mr. Michel served as our Controller and Director of Financial Reporting and Compliance. Prior to joining the Company, Mr. Michel was a partner at Laurence Rothblatt & Company LLP, a CPA firm located in Great Neck, New York.

Mary Curtin was appointed as Senior Vice President in January 2008. Prior to this, from 2003 to 2008, she served as our Vice President of Operations. Prior to joining the Company, Mary Curtin spent 10 years in analytical and operational capacities within the financial industry.

Seth Berman, Esq., has served as our General Counsel since 2005. From 1997 through 2004, Mr. Berman was an associate at Weil Gotshal & Manges LLP.

Family Relationships

Arthur Stern is the father of Gary Stern. There are no other family relationships among directors or officers of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES TO THE BOARD OF DIRECTORS DESCRIBED ABOVE IN PROPOSAL ONE.

PROPOSAL TWO-RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Grant Thornton LLP served as our independent registered public accounting firm during the fiscal year ended September 30, 2011 and has been appointed by our Audit Committee to serve as our independent registered public accounting firm for the current fiscal year.

Our Audit Committee has the responsibility to select, retain and oversee the work of outside auditors and, when appropriate, to replace the outside auditors. Stockholder ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2012 is not required by law, by the NASDAQ Stock Market listing requirements or by our certificate of incorporation or bylaws. However, the Board of Directors is submitting the selection of Grant Thornton LLP to our stockholders for ratification as a matter of good corporate governance and practice. If the stockholders fail to ratify the appointment, we will reconsider whether or not to retain that firm. Even if the selection is ratified, we may appoint a different independent registered public accounting firm during the year if the Audit Committee determines that such a change would be in the best interests of us and our stockholders.

A representative of Grant Thornton LLP is expected to be present at the Meeting, will make such statements as Grant Thornton LLP may desire and will be available to respond to appropriate questions from the stockholders. To pass, this proposal requires the affirmative vote of a majority of the outstanding Common Stock present in person or by proxy at the Meeting and entitled to vote.

During fiscal 2011 and 2010, Grant Thornton LLP provided various audit, audit related and non-audit services to us as follows:

	2011	2010
Audit Fees:	$533,500	$866,250
Audit Related Fees:	$16,315	$0
Tax Fees:	$0	$0
All Other Fees:	$0	$0

Total Fees:	$549,815	$866,250

Exchange Act rules generally require any engagement by a public company of an accountant to provide audit or non-audit services to be pre-approved by the audit committee of that company. This pre-approval requirement is waived with respect to the provision of services other than audit, review or attest services if certain conditions as set forth in Rule 2-01(c)(7)(i)(C) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are met. All of the audit-related and tax services described above were pre-approved by our Audit Committee and, therefore, were not provided pursuant to a waiver of the pre-approval requirements set forth in such rule.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL THREE-ADOPTION OF THE ASTA FUNDING, INC. 2012 STOCK OPTION AND PERFORMANCE AWARD PLAN

The Board of Directors approved the Asta Funding, Inc. 2012 Stock Option and Performance Award Plan (the “2012 Plan”) on February 7, 2012, subject to approval from our stockholders at the Meeting. We are asking our stockholders to approve the 2012 Plan, as we believe that its approval is essential to our continued success. The purpose of the 2012 Plan is to provide eligible officers, directors, key employees and consultants with an incentive to contribute to our success and to operate and manage our business in a manner that will provide for our long term growth and profitability and provide a means of obtaining, rewarding and retaining key personnel. In the judgment of the Board, awards under the 2012 Plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of 2012 Plan participants with those of our stockholders.

If our stockholders approve the 2012 Plan, the number of shares of Common Stock reserved for issuance under the 2012 Plan will be 2,000,000. If our stockholders approve the 2012 Plan, we will issue further awards pursuant to our Equity Compensation Plan, which was adopted in 2006 (the “Equity Compensation Plan”), until no available shares remain under the Equity Compensation Plan. As of the date of this proxy statement, no awards have been granted under the 2012 Plan.

Summary of the Plan

A description of the provisions of the 2012 Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2012 Plan, a copy of which is attached as Appendix A to this proxy statement.

Purpose and Effective Date

The purpose of the 2012 Plan is to provide for our success and enhance our value by linking participants’ personal interests with those of our stockholders and employees, by providing participants with an incentive for outstanding performance, and to motivate, attract and retain the services of participants upon whom our success depends. The 2012 Plan is flexible in that it provides for the grant of stock options (“Options”), stock appreciation rights (“SARs”), shares of restricted stock (“Restricted Stock”), restricted stock units (“RSUs”), performance shares and performance units (“Performance Shares” and “Performance Units”), and cash incentives (the “Cash Incentives”), singularly or in combination as determined by the Compensation Committee. The 2012 Plan became effective, subject to stockholder approval at the Meeting, as of February 7, 2012 (the “Effective Date”).

Administration of the 2012 Plan

The 2012 Plan will be administered by the Compensation Committee which currently consists of David Slackman, Harvey Leibowitz and Edward Celano, or by such other committee consisting of not less than two non-employee directors appointed by the Board (the “Committee”). The Committee will be comprised solely of directors qualified to administer the 2012 Plan pursuant to Rule 16b-3 under the Exchange Act. It also is expected that the composition of the Committee will satisfy the requirements of Treas. Reg. Section 1.162-27(e)(3) with respect to grants made to certain key executive officers (the “Key Executives”). Compliance with this requirement is one of the factors necessary to enable us to avoid the income tax deduction limitation under Section 162(m) (the “Section 162(m) Limitation”) of the Internal Revenue Code of 1986, as amended (the “Code”) on annual compensation in excess of $1,000,000. As the limitations set forth under Code Section 162(m) only apply to annual compensation in excess of $1,000,000 per each Key Executive, they are not currently factored in with regard to our compensation planning.

Shares Subject to the 2012 Plan

The 2012 Plan authorizes the grant of awards relating to 2,000,000 shares of our Common Stock.

If any corporate transaction occurs which causes a change in our capitalization, the Committee is authorized to make such adjustments to the number and class of shares of our Common Stock delivered, and the number and class and/or price of shares of our Common Stock subject to outstanding awards granted under the 2012 Plan, as it deems appropriate and equitable to prevent dilution or enlargement of participants’ rights.

Eligibility and Participation

Employees eligible to participate in the 2012 Plan include our management and key employees, as determined by the Committee, including employees who are members of the Board. Directors who are not employees (“Director Participants”) and consultants also will be able to participate in the 2012 Plan. As of the Effective Date, we anticipate that the approximate number of individuals who will be eligible to participate under the 2012 Plan will be at least 85.

Amendment and Termination of the 2012 Plan

In no event may any award under the 2012 Plan be granted on or after the tenth anniversary of the 2012 Plan’s Effective Date. The Board may amend, modify or terminate the 2012 Plan at any time; provided that no amendment requiring stockholder approval for the 2012 Plan to continue to comply with Sections 162(m) or 422 of the Code shall be effective unless approved by stockholders, and no amendment, termination or modification shall materially and adversely affect any outstanding award without the consent of the participant.

Awards Under the 2012 Plan

Stock Options.     The Committee may grant incentive stock options (“ISOs”), non-qualified stock options (“non-ISOs”), or a combination thereof under the 2012 Plan. As described below, there are certain tax advantages to employees who receive ISOs; however, certain restrictions also apply to such grants. First, ISOs can be granted only to employees (not to non-employee directors or consultants), and the exercise price for each such ISO must be at least equal to 100% of the fair market value of a share of our Common Stock on the date the Option is granted (110% in the case of an individual who is a 10% owner of the Company). Second, an ISO may not be exercised later than 10 years after the date of grant (5 years in the case of 10% owners of the Company). ISOs also may not be exercised later than three months (one year in the case of a termination of employment due to disability) after the optionholder’s termination of employment other than due to his or her death. Lastly, Common Stock will be deemed to be acquired under an ISO only with respect to the first $100,000 worth of Common Stock (valued on the date of grant) first exercisable in any one calendar year. In other words, if under an ISO, the participant vests in the right to acquire more than $100,000 of shares of Common Stock in any one calendar year, the excess number of shares will not be deemed to have been acquired under an ISO.

Options shall expire at such times as the Committee determines at the time of grant, provided that no ISO shall be exercisable later than the tenth anniversary of its grant. Options granted under the 2012 Plan shall be exercisable at such times and subject to such restrictions and conditions as the Committee shall approve. Except as may be provided in a particular participant’s option award agreement, in the event a participant’s employment is terminated by reason of his voluntary termination (other than due to disability) without “Good Reason” or his involuntary termination for “Cause,” as such terms are defined under the 2012 Plan, all Options granted to such participant shall be forfeited. The Option exercise price is payable in cash, in shares of our Common Stock having a fair market value equal to the exercise price, by share withholding or a combination of the foregoing.

ISOs may be transferred only under the laws of descent and distribution and, during his or her lifetime, shall be exercisable only by the participant or his or her legal representative. Each stock option agreement shall specify the participant’s (or his or her beneficiary’s) rights in the event of retirement, death or other termination of employment.

To avoid the application of the Section 162(m) Limitations, and for the Option to qualify for the exception to the restrictions imposed on non-qualified deferred compensation under Section 409A of the Code, the exercise price (per share of Common Stock) of any Option must at all times be no less than the fair market value of one share of the underlying Common Stock determined on the date the Option is granted. Furthermore, in order to avoid application of the 162(m) Limitations, the maximum number of Options that may be granted under the 2012 Plan to any one Key Executive in any calendar year during which the limitation set forth under such Code Section applies to us is limited to 500,000.

Stock Appreciation Rights.     SARs granted under the 2012 Plan may be in the form of freestanding SARs, tandem SARs or a combination thereof. To avoid the application of the Section 162(m) Limitations, the maximum number of SARs which may be granted to any one Key Executive under the 2012 Plan in any calendar year during which the limitation set forth under such Code Section applies to us is limited to 500,000. The base value of a freestanding SAR shall be equal to the fair market value of a share of our Common Stock on the date of grant. The base value of a tandem SAR shall be equal to the exercise price of the related Option. The term of any SAR granted under the 2012 Plan shall be determined by the Committee, provided that the term of any tandem SAR which is linked to an ISO may not exceed 10 years.

Freestanding SARs may be exercised upon such terms and conditions as are imposed by the Committee and set forth under the SAR award agreement. A tandem SAR may be exercised only with respect to our shares of Common Stock for which its related Option is exercisable. Tandem SARs granted in connection with an Option shall expire no later than the expiration of the Option, and may be exercised only when the fair market value of the shares subject to the Option exceeds the Option exercise price. Furthermore, the number of our shares Common Stock that may be acquired under the related Option will be reduced, one-for-one, by the number of shares with respect to which the tandem SAR is exercised.

Upon the exercise of an SAR, a participant will receive the difference between the fair market value of a share of our Common Stock on the date of exercise and the base value multiplied by the number of shares with respect to which the SAR is exercised. Payment due upon exercise may be in cash, in shares of our Common Stock having a fair market value equal to such cash amount, or in a combination of cash and shares, as determined by the Committee.

SARs may only be transferred under the laws of descent and distribution and, during his or her lifetime, shall be exercisable only by the participant or his or her legal representative. Each SAR award agreement shall specify the participant’s (and his or her beneficiary’s) rights in the event of death or other termination of employment. Except as may be provided in a grant award made to a particular participant, in the event a participant’s employment is terminated by reason of his voluntary termination without the Company’s consent, his involuntary termination for “Cause” or his voluntary termination in the absence of disability or “Good Reason”, as defined under the 2012 Plan, all SARs shall be forfeited.

Restricted Stock.     Restricted Stock are shares of Common Stock transferred to a participant which are subject to forfeiture back to us in the event certain employment requirements or other vesting requirements are not met. The period during which such requirements are in effect is hereinafter referred to as the “restriction period.” Restricted Stock may be granted in such amounts and subject to such terms and conditions as determined by the Committee. The Committee shall impose such conditions and/or restrictions on any shares of Restricted Stock as it deems advisable.

Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable restriction period or upon earlier satisfaction of such other conditions specified by the Committee.

Participants holding Restricted Stock may exercise full voting rights with respect to those shares during the restriction period, and shall be credited with regular cash dividends paid with respect to such shares. Dividends or distributions credited during the restriction period shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

All rights with respect to Restricted Stock shall be available only during a participant’s lifetime, and each Restricted Stock award agreement shall specify the participant’s (and his beneficiary’s) rights in the event of death or other termination of employment. Except as may be provided in an award agreement with respect to a particular participant, in the event a participant’s employment is terminated for any reason prior to the end of the restriction period, all shares of Restricted Stock granted to such participant shall be forfeited.

In the event the Section 162(m) Limitations for any calendar year may impact the deductibility by us of any otherwise deductible compensation payable to any Key Executive, we will develop, subject to stockholder approval, goals and targets that must be met in order to determine the vesting of shares of Restricted Stock granted to Key Executives (unless and until the Committee proposes a change in such measures for stockholder vote or applicable tax and/or securities laws change to permit committee discretion to alter such performance measures without obtaining stockholder approval). The performance measures are imposed to avoid the Section 162(m) Limitations. The shares of Restricted Stock may also be subject to other vesting requirements, such as continued employment for specified periods of time.

Restricted Stock Units.     Each RSU represents a promise by us to deliver to the participant one share of Common Stock at a predetermined date in the future. RSUs are subject to forfeiture in the event certain employment requirements or other vesting requirements are not met. The period during which such requirements are in effect is hereinafter referred to as the “restriction period.” RSUs may be granted in such amounts and subject to such terms and conditions as determined by the Committee. The Committee shall impose such conditions and/or restrictions on RSUs as it deems advisable.

All rights with respect to RSUs shall be available only during a participant’s lifetime, and each RSU award agreement shall specify the participant’s (and his beneficiary’s) rights in the event of death or other termination of employment. Except as may be provided in an award agreement with respect to a particular participant, in the event a participant’s employment is terminated for any reason prior to the end of the restriction period, all RSUs granted to such participant shall be forfeited.

In the event the Section 162(m) Limitations for any calendar year may impact the deductibility by us of any otherwise deductible compensation payable to any Key Executive, we will develop, subject to stockholder approval, goals and targets that must be met in order to determine the vesting and/or the amount of RSUs granted to Key Executives (unless and until the Committee proposes a change in such measures for stockholder vote or applicable tax and/or securities laws change to permit committee discretion to alter such performance measures without obtaining stockholder approval). The performance measures are imposed to avoid the Section 162(m) Limitations. The RSUs may also be subject to other vesting requirements, such as continued employment for specified periods of time.

Performance Shares and Performance Units.     Performance Shares and Performance Unit awards may be granted in the amounts and subject to such terms and conditions as determined by the Committee. Performance

Shares and Performance Units are, respectively, similar to shares of Restricted Stock and RSUs except that certain individual, financial or other Company-related goals and targets must be met in order for the Performance Shares and Units to become non-forfeitable. The Committee shall set performance goals which, depending on the extent to which they are met during the performance periods established by the Committee, will determine the number and/or value of Performance Shares/Units that will be paid to participants.

Participants shall receive payment of the value of Performance Shares or Performance Units earned in cash and/or shares of our Common Stock which have an aggregate fair market value equal to the value of the earned Performance Shares/Units after the end of the applicable performance period, in such combination as the Committee determines. Such shares may be granted subject to any restrictions deemed appropriate by the Committee. Prior to the beginning of each performance period, participants may elect to defer receipt of payout on such terms as the Committee deems appropriate. Subject to the provisions of an applicable plan award, participants may be entitled to have dividends declared with respect to Performance Shares earned in connection with Performance Share/Unit grants earned but not yet distributed held in their performance accounts, subject to the same restrictions as are applicable to dividends earned with respect to Restricted Stock, described above.

In the event the Section 162(m) Limitations for any calendar year may impact the deductibility by us of any otherwise deductible compensation payable to any Key Executive, we will develop, subject to stockholder approval, goals and targets that must be met in order to determine the vesting and/or the amount of Performance Shares and/or Performance Units granted to Key Executives (unless and until the Committee proposes a change in such measures for stockholder vote or applicable tax and/or securities laws change to permit committee discretion to alter such performance measures without obtaining stockholder approval). The performance measures are imposed to avoid the Section 162(m) Limitations. The Performance Shares and Performance Units may also be subject to other vesting requirements, such as continued employment for specified periods of time.

Except as may be provided in an award agreement with respect to a particular participant, in the event a participant’s employment is terminated for any reason, all Performance Shares and Performance Units granted to such participant shall be forfeited.

Performance Shares and Performance Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Cash Incentives.     Cash Incentives may be granted in the amounts and subject to such terms and conditions as determined by the Committee. Under the terms of a Cash Incentive grant, certain individual, financial or other Company-related goals and targets must be met in order for the Cash Incentives to become non-forfeitable and to determine the amount of the Cash Incentives to which the participant is entitled. The Committee shall set performance goals which, depending on the extent to which they are met during the performance periods established by the Committee, will determine the value of Cash Incentives that will be paid to participants.

Participants shall receive payment of the Cash Incentives at the end of the applicable performance period. Prior to the beginning of each performance period, participants may elect to defer receipt of payout on such terms as the Committee deems appropriate.

In the event the Section 162(m) Limitations for any calendar year may impact the deductibility by us of any otherwise deductible compensation payable to any Key Executive, we will develop, subject to stockholder approval, goals and targets that must be met in order to determine the vesting and/or the amount of Cash Incentives payable to Key Executives (unless and until the Committee proposes a change in such measures for stockholder vote or applicable tax and/or securities laws change to permit committee discretion to alter such performance measures without obtaining stockholder approval). The performance measures are imposed to avoid the Section 162(m) Limitations. The Cash Incentives may also be subject to other vesting requirements, such as continued employment for specified periods of time.

Except as may be provided in an award agreement with respect to a particular participant, in the event a participant’s employment is terminated for any reason, all unpaid Cash Incentives granted to such participant shall be forfeited.

Rights to Cash Incentives may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.

Merger, Consolidation, Sale of Assets or Change in Control of the Company

As of the effective date of a merger, consolidation, sale of generally all of the assets or the change in control of the Company (and if the merger or consolidation agreement does not provide for the continuation of such awards or the substitution of new awards) (1) any Option or SAR outstanding shall become immediately exercisable and (2) any restriction periods and restrictions imposed on Restricted Stock shall be deemed to have expired. Performance Shares or Performance Units payable after the date of such merger or consolidation shall be paid in cash as of the date they originally were to be paid unless, subject to the limitations imposed by Code Section 409A, we or our successor determines to pay such amounts as of an earlier date. Except as may be provided in a particular award, Performance Shares and Performance Units shall be pro rated based on the attainment of the applicable performance goals at the target level if, as a result of the merger or consolidation, the value of such awards cannot be determined.

New Plan Benefits

Because future awards of Options, Restricted Stock or other equity awards under the 2012 Plan will be made at the discretion of the Committee, no data can be provided regarding the benefits or amounts that will be received by any participant or groups of participants if the 2012 Plan is approved.

Federal Income Tax Consequences of Awards Under the 2012 Plan

Under currently applicable provisions of the Code, the following federal income tax consequences may be expected by a participant (including a Director Participant) and by us in respect of the grant and exercise of awards under the 2012 Plan.

Federal Income Tax Consequences — Options

Consequences to the Optionholder — Other than Director Participants or Consultants

Grant.     There are no federal income tax consequences to the optionholder solely by reason of the grant of ISOs and non-ISOs under the 2012 Plan.

Exercise.     The exercise of an ISO is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the restriction mentioned above providing that the optionholder generally must exercise the Option no later than three months following the termination of his employment. However, such exercise may give rise to an alternative minimum tax liability (see “Alternative Minimum Tax” below).

Upon the exercise of a non-ISO, the optionholder generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of our Common Stock at the time of exercise over the amount paid as the exercise price. The ordinary income recognized in connection with the exercise by an optionholder of a non-ISO will be subject to both wage and employment tax withholding.

The optionholder’s tax basis in the shares acquired pursuant to the exercise of an Option will be the amount paid upon exercise plus, in the case of a non-ISO, the amount of ordinary income recognized by the optionholder upon exercise.

Qualifying Disposition.     If an optionholder disposes of shares of our Common Stock acquired upon the exercise of an ISO in a taxable transaction, and such disposition occurs more than two years from the date on which the option is granted and more than one more year after the date on which the shares are transferred to the optionholder pursuant to the exercise of the ISO, the optionholder will recognize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the optionholder’s adjusted basis in such shares (generally the Option exercise price).

Disqualifying Disposition.     If the optionholder disposes of shares of our Common Stock acquired upon the exercise of an ISO (other than in certain tax-free transactions) within two years from the date on which the ISO is granted or within one year after the transfer of the shares to the optionholder pursuant to the exercise of the ISO, then at the time of disposition the optionholder generally will recognize ordinary income equal to the lesser of (i) the excess of such shares’ fair market value on the date of exercise over the exercise price paid by the optionholder or (ii) the optionholder’s actual gain (i.e., the excess, if any, of the amount realized on the disposition over the exercise price paid by the optionholder). If the total amount realized on a taxable disposition (including return of capital and capital gain) exceeds the fair market value on the date of exercise, then the optionholder will recognize a capital gain in the amount of such excess. If the optionholder incurs a loss on the disposition (i.e., if the total amount realized is less than the exercise price paid by the optionholder) then the loss will be a capital loss.

Other Dispositions.     If an optionholder disposes of shares of our Common Stock acquired upon the exercise of a non-ISO in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between his basis in the shares sold and the total amount realized upon the disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of our Common Stock acquired upon the exercise of ISOs) will be long-term depending on whether the shares of our Common Stock were held for more than one year from the date such shares were transferred to the optionholder.

Alternative Minimum Tax.     Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the optionholder’s regular tax for the taxable year. As of January 1, 2012, AMT is computed at the rate of 26% on the excess of a taxpayer’s alternative minimum taxable income (“AMTI”) over the exemption amount, but only if such excess amount does not exceed $175,000 ($87,500 in the case of married individuals filing separate returns). The AMT tax rate is 28% of such excess amount over the $175,000 ($87,500) amount. For these purposes, the exemption amount is $45,000 for joint returns or returns of surviving spouses ($33,750 for single taxpayers and $22,500 for married individuals filing separate returns), reduced by 25% of the excess of AMTI over $150,000 for joint returns or returns of surviving spouses ($112,500 for single taxpayers and $75,000 for married individuals filing separate returns). A taxpayer’s AMTI is essentially the taxpayer’s taxable income adjusted pursuant to the AMT provisions and increased by items of tax preference.

The exercise of ISOs (but not non-ISOs) will generally result in an upward adjustment to the optionholder’s AMTI in the year of exercise by an amount equal to the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price. The basis of the stock acquired, for AMT purposes, will equal the exercise price increased by the prior upward adjustment of the taxpayer’s AMTI due to the exercise of the option. Upon the disposition of the stock, the increased basis will result in a smaller capital gains for AMTI than for ordinary income tax purposes.

Consequences to the Company — Other than Awards to Director Participants and Consultants

There are no federal income tax consequences to us by reason of the grant of ISOs or non-ISOs or the exercise of ISOs (other than disqualifying dispositions).

At the time the optionholder recognizes ordinary income from the exercise of a non-ISO, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized, provided that we timely satisfy our reporting and disclosure obligations described below. To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of ISOs, we will be entitled to a corresponding deduction in the year in which the disposition occurs.

We will be required to report to the Internal Revenue Service any ordinary income recognized by an optionholder by reason of the exercise of a non-ISO or the disqualifying disposition of our Common Stock acquired pursuant to an ISO.

Consequences to Optionholder — Director Participants and Consultants

Grant.     There are no federal income tax consequences to the optionholder solely by reason of the grant of non-qualified stock options to a Director Participant or a Consultant under the 2012 Plan.

Exercise.     Upon the exercise of a non-ISO, the optionholder will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of our Common Stock at the time of exercise over the amount paid as the exercise price.

The optionholder’s tax basis in the shares acquired pursuant to the exercise of a non-ISO will be the amount paid upon exercise plus the amount of ordinary income recognized by the optionholder upon exercise.

Disposition.     If an optionholder disposes of shares of our Common Stock acquired upon exercise of a non-ISO in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between his basis in the shares sold and the amount realized upon disposition. Any such capital gain or loss will be long-term or short-term depending on whether the shares of our Common Stock were held for more than one year from the date such shares were transferred to the optionholder.

Consequences to the Company — Grants to Director Participants and Consultants

At the time the optionholder recognizes ordinary income from the exercise of a non-ISO, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized.

Federal Income Tax Consequences — Other Awards

Consequences to the Employee

Restricted Stock.     An award payable in the form of our Common Stock generally will be includable in the participant’s gross income as of the date the grant is made or, if later, the earlier of the date the Common Stock awarded to the participant (i) is subsequently transferable by him or her or (ii) is not subject to a substantial risk of forfeiture. This determination is made by reference to all of the facts and circumstances of such award, and, in particular, the nature of the restrictions imposed with respect to the shares of Common Stock granted under the award. Nevertheless, so long as the sale of the Common Stock at a profit could subject the recipient to suit under Section 16(b) of the Exchange Act, the Common Stock is considered to be subject to a “substantial risk of forfeiture” (see the discussion below, captioned “Restrictions on Resale”).

At the time as the substantial risk of forfeiture ceases, the participant will recognize ordinary income to the extent of the excess of the fair market value of the Common Stock on the date the risk of forfeiture terminates over the participant’s cost (if any) of such Common Stock. Under certain circumstances, however, the participant may make a “Section 83(b) election” to have such excess amount determined and includible in his or her gross income at the time of grant, regardless of any restrictions on subsequent transferability or substantial risks of forfeiture. As the value of the Common Stock for federal income tax purposes is determined as of the date it is included in the participant’s gross income, such an election may be worthwhile if significant appreciation is expected between the date of grant and the date the restrictions expire or are eliminated.

Restricted Stock Units.     An award payable in the form of RSUs generally will be includable in the participant’s gross income as of the date the underlying shares of Common Stock are transferred to the participant or, if later, the earlier of the date the underlying Common Stock awarded to the participant (i) is subsequently transferable by him or her or (ii) is not subject to a substantial risk of forfeiture. This determination is made by reference to all of the facts and circumstances of such award, and, in particular, the nature of the restrictions imposed with respect to the shares of Common Stock granted under the award. Nevertheless, so long as the sale of the Common Stock at a profit could subject the recipient to suit under Section 16(b) of the Exchange Act, the Common Stock is considered to be subject to a “substantial risk of forfeiture” (see the discussion below, captioned “Restrictions on Resale”).

At the time as the substantial risk of forfeiture ceases, the participant will recognize ordinary income to the extent of the excess of the fair market value of the Common Stock on the date of delivery to the participant (or, if later, the date the risk of forfeiture terminates) over the participant’s cost (if any) of such Common Stock. Under certain circumstances, however, the participant may make a “Section 83(b) election” at the time of delivery of otherwise restricted shares of Common Stock to have such excess amount determined and includible in his or her gross income at the time of delivery, regardless of any restrictions on subsequent transferability or substantial risks of forfeiture. As the value of the Common Stock for federal income tax purposes is determined as of the date it is included in the participant’s gross income, such an election may be worthwhile if significant appreciation is expected between the date of grant and the date the restrictions expire or are eliminated.

Performance Shares and Performance Units.     A participant who receives Performance Shares or Performance Units will not recognize any income for federal income tax purposes on the date of the grant of the award. He will recognize ordinary income for federal income tax purposes at the time of the receipt of the cash and/or Common Stock with respect to the Award in an amount equal to the sum of (i) the amount of cash received, plus (ii) the excess, if any, of the fair market value of the Common Stock on the date received over the participant’s cost of such Award, if any.

Disposition of Common Stock.     If a participant disposes of shares of our Common Stock received under an award in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between his basis (generally, the amount included as ordinary income pursuant to the award and the amount, if any, paid for such Common Stock) in the shares sold and the total amount realized upon the disposition. Any such capital gain or loss will be long-term so long as the shares of our Common Stock were held for more than one year from the date such shares were granted to the participant.

Cash Incentives.     Cash Incentives generally are included in the gross income of the participant at the time paid.

Consequences to the Company

At the time the participant recognizes ordinary income upon the receipt of an award under the 2012 Plan, we generally will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized, provided that we timely report to the Internal Revenue Service the ordinary income recognized by the participant pursuant to the award. Any dividends paid on restricted stock (prior to the earlier of (i) the date the restrictions lapse or (ii) the date a Section 83(b) election is made) will be deductible by us as a compensation expense.

Other Tax Consequences

The foregoing discussion is not a complete description of the federal income tax aspects of awards made under the 2012 Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, the foregoing discussion does not address state or local tax consequences.

Restrictions on Resale

With regard to our officers or directors, neither the grant of an Option, nor the acquisition of shares of Common Stock upon the “in-the-money” or “at-the-money” exercise of an Option will be considered a “purchase” under the Section 16 of the Exchange Act and will not be matched with sales of shares of Common Stock occurring within six months of the grant of the Option so long as the Option was granted by the full Board or by a committee composed solely of two or more “Non-Employee” directors. In the case of an individual who is the direct or indirect beneficial owner of more than 10% of the Common Stock, the grant will not be matched with a sale only if the shares of Common Stock acquired by the exercise of the Option are not sold within six months of the date the Option is granted.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ASTA FUNDING, INC. 2012 STOCK OPTION AND PERFORMANCE AWARD PLAN

PROPOSAL FOUR-ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”), enacted in July 2010, requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission (the “SEC”).

As described in detail in the Compensation Discussion and Analysis, we seek to closely align the interests of our named executive officers with the interests of our stockholders. Our compensation programs are designed to reward our named executive officers for the achievement of individual goals and the achievement of certain Company-wide goals such as increased total stockholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The vote on this resolution is not intended to address any specific element of compensation; rather the vote relates to the compensation paid to our named executive officers in its entirety, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee. To the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of our stockholders.

We urge stockholders to read the Compensation Discussion and Analysis beginning on page 21 of this proxy statement, as well as the 2011 Summary Compensation Table and related compensation tables and narrative, appearing on pages 24 through 30 which provide detailed information on our compensation policies and practices and the compensation of our named executive officers.

We ask our stockholders to vote on the following resolution at the Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2012 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2012 Summary Compensation Table and the other related tables and disclosure.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL FIVE-ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

Dodd-Frank also provides that our stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preferences as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the executive compensation disclosure rules of the SEC, which we refer to as an advisory vote on executive compensation. By voting with respect to this Proposal Five, our stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years. Our stockholders also may, if they wish, abstain from casting a vote on this proposal.

Our Board of Directors has determined that an advisory vote on executive compensation that occurs once every three years is the most appropriate alternative for the Company and therefore our Board recommends that you vote for a three-year interval for the advisory vote on executive compensation. In determining to recommend that our stockholders vote for a frequency of once every three years, the Board considered how an advisory vote at this frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term results for the corresponding period, while avoiding over-emphasis on short term variations in compensation and business results. An advisory vote occurring once every three years will also permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. We will continue to engage with our stockholders regarding our executive compensation program during the period between advisory votes on executive compensation.

We recognize that our stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on executive compensation.

This vote is advisory and not binding on us or our Board of Directors in any way. The Board of Directors and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation. The Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders.

Stockholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years, or three years (or abstain) when voting in response to the resolution set forth below.

“RESOLVED, that the stockholders determine, on a non-binding, advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s named executive officers as set forth in the Company’s proxy statement should be every year, every two years, or every three years.”

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE OPTION OF ONCE EVERY THREE YEARS AS THE PREFERRED FREQUENCY FOR ADVISORY VOTES ON EXECUTIVE COMPENSATION.

Stockholder Communication with Directors

The Board of Directors has established a process for stockholders to send communications to it. Stockholders who wish to communicate with the Board of Directors, or specific individual directors, may do so by directing correspondence addressed to such directors or director in care of Robert J. Michel at our principal executive offices. Such correspondence shall prominently display the fact that it is a stockholder-board communication and whether the intended recipients are all or individual members of the Board of Directors. Mr. Michel has been authorized to screen commercial solicitations and materials which pose security risks, are unrelated to our business or governance or are otherwise inappropriate. Mr. Michel shall promptly forward any and all such stockholder communications.

Concerns about accounting or auditing matters or possible violations of our business conduct should be reported pursuant to the procedures outlined in our Whistle-Blower Policy for Employees and On-Site Contractors which is available by writing to our Corporate Secretary, or the Code of Ethics for Senior Financial Officers, which was attached as Exhibit A to our proxy statement for our 2010 Annual Meeting of Stockholders, filed with the SEC on January 28, 2010.

COMPENSATION DISCUSSION & ANALYSIS

We seek to have compensation programs for our named executive officers that are intended to achieve a variety of goals, including, but not limited to:

•	attracting and retaining talented and experienced executives in the competitive debt buying industry;

•	motivating and fairly rewarding executives whose knowledge, skills and performance are critical to our success; and

•	providing fair and competitive compensation.

In determining executive compensation for fiscal year 2011 (ending on September 30, 2011), the Compensation Committee continued its policy of having the compensation paid to the named executive officers reward them for Company-wide and individual performance and to attempt to better link pay and performance. This policy is intended to assure that our compensation practices are competitive with those in the industry. Our chief executive officer, as he did for certain prior fiscal years, assisted the Compensation Committee in determining compensation for the other named executive officers.

For fiscal year 2011, the Compensation Committee engaged a professional compensation consultant, Adams Consulting, LLC (“Adams”) to provide benchmarking data (using, principally, relevant published survey analysis and proxy analysis), make suggestions, and assist it in the compensation process. Data for the salary surveys were selected based upon one or more of the following criteria: (i) industry group; (ii) geographic location; and (iii) company revenue. In addition, Adams conducted a competitive market analysis of comparable positions by utilizing surveys from Watson Wyatt, Economic Research Institute, CompData, the National Executive Compensation Survey and Salary.com. The proxy analysis included 15 public companies within the same industry and approximate revenue size as us. Adams focused on the base salary, annual bonus and long-term equity compensation of our chief executive officer, the chief financial officer, the senior vice president and the general counsel, and on the annual retainers (as chairman and member) and equity compensation of the various committee members, as well as the separate annual retainer for each independent director and the lead independent director. Adams memorialized its findings in a September 2011 report to the Compensation Committee (the “Adams Report”).

On December 12, 2011, the Compensation Committee met to formulate its recommendations to the Board with respect to executive and director base salary for fiscal year 2012 (ending on September 30, 2012) and for cash bonus and stock option grants made in fiscal year 2012 but which relate to fiscal year 2011 performance. With respect to executive compensation for the named executive officers, the Compensation Committee determined that the Adams Report’s recommendations generally should be recommended to the Board, but with certain exceptions, including, most notably, the following: (i) the annual bonuses for the named executive officers paid in fiscal year 2012 for fiscal year 2011 performance should reflect a mix of stock options subject to a three year “cliff” vesting schedule (and, therefore, subject to possible forfeiture) and cash, but in more modest amounts than suggested in the Adams Report; and (ii) the base salaries of the named executive officers would remain constant for fiscal year 2012 from fiscal year 2011.

On December 13, 2011, the Board approved the Compensation Committee’s recommendations with respect to executive compensation. With respect to the option grants referred to in the preceding paragraph, the Board left it to the discretion of the Compensation Committee to determine the portion, if any, of such grants that should be made from the Asta Funding, Inc. 2002 Stock Option Plan or the Asta Funding, Inc. Equity Compensation Plan, as applicable.

Elements of Executive Officer Compensation

Overview.     Total compensation paid to our executive officers is divided among three principal components. Base salary is generally fixed and does not vary based on our financial and other performance. Other components, such as cash bonuses and stock options, are variable and dependent upon our market performance. Historically, judgments about these elements have been made subjectively. The value of the stock options is dependent upon our future stock price and, accordingly, is intended to reward the named executive officers for favorable Company-wide performance.

Our Compensation Committee reviews total compensation to see if it falls in line with peer companies and may also look at overall market data. For the fiscal year ended September 30, 2011, the Compensation Committee determined that our compensation program was generally competitive with the members of our peer group. Our goal to promote pay for performance emphasizes the variable elements of overall compensation over fixed base salaries. In this regard, it is our policy to emphasize long-term equity awards over short-term cash bonuses as the long-term awards are intended to align with goals such as total stockholder return. Each of the three elements of executive compensation has been determined by evaluating the recommendations set forth in the Adams Report, as well as our analysis of our financial performance, overall economic conditions and certain individual achievements, such as successful completion of assigned tasks.

Base Salary.     We pay our executives a base salary, which we review and determine annually. We believe that a competitive base salary is a necessary element of any compensation program. Base salaries are established, in part, based on the executive’s individual position, responsibility, experience, skills, historic salary levels and the executive’s performance during the prior year. We are also seeking over a period of years to align base compensation levels comparable to our competitors and other companies similarly situated. We do not view base salaries as primarily serving our objective of paying for performance.

For fiscal year 2011, we held the salary level of Gary Stern consistent with that of fiscal year 2010, as we believed his overall compensation should have a greater reliance on performance. However, Robert J. Michel’s, Mary Curtin’s and Seth Berman’s salaries were increased in order to remain competitive with our peer group. We believe that for fiscal year 2011, our salary levels were generally sufficient to retain our existing executive officers and hire new executive officers when and as required.

For fiscal year 2012, based upon our financial performance, uncertain macroeconomic conditions, the recommendations contained in the Adams Report and our evaluation thereof, we held the salary levels for the named executive officers constant. We believe that our salary levels are generally sufficient to continue to retain our existing executive officers and hire new executive officers when and as required.

Cash Incentive Bonuses.     Consistent with our emphasis on pay-for-performance incentive compensation programs, our executives are eligible to receive annual cash incentive bonuses primarily based upon their performance during the year. For fiscal year 2011 service and performance, and incorporating the recommendations contained in the Adams Report and our evaluation of our financial performance and the economy in general, on December 13, 2011, we awarded (i) Mr. Stern a $100,000 cash bonus, (ii) each of Messrs. Michel and Berman a $10,000 cash bonus, and (iii) Ms. Curtin a $25,000 cash bonus.

Under the terms of the executive employment agreements previously in existence, subsequent restatement to the financial statements due to malfeasance or negligence of the executive required the executives to return the excess bonuses awarded if the executives would have received reduced bonus amounts based on the restated financial statements. We are reviewing this “claw back” feature for use with employees who do not have employment agreements, as well as the clawback requirements of the Dodd-Frank Act, and contemplate making certain changes to our clawback policies when applicable Securities and Exchange Commission rules are adopted.

Equity Compensation.     We believe that stock options are an important long-term incentive for our executive officers and other employees and generally align officer interest with that of our stockholders. They are intended to further our emphasis on pay-for-performance. We recognize that Gary Stern already has a very significant equity stake in the Company, so that for him equity grants may not be the best vehicle to further align his interests with that of our stockholders. Even so, equity grants do assure that Mr. Stern’s overall compensation is fair from the point of view of comparable overall compensation with our competitors. Moreover, paying Mr. Stern a portion of his annual bonus in the form of equity, rather than cash, serves to increase the “variable” component of his compensation, which we view as an important tool for incentivizing his performance. Accordingly, on December 13, 2011, we granted to Mr. Stern an option to purchase 150,000 shares of our Common Stock to reflect his fiscal year 2011 performance. The option “cliff” vests on the third anniversary of the date of grant.

In addition to the stock option granted to Mr. Stern, we granted to each of Messrs. Michel and Berman and Ms. Curtin stock options to purchase 30,000 shares of our Common Stock, in each case for fiscal year 2011 performance. These options are subject to a three year “cliff” vesting schedule similar to the vesting schedule applicable to the stock option granted to Mr. Stern.

We do not have any formal plan or obligation that requires us to grant equity compensation to any executive officer on specified dates. In recent years, we have developed the practice of approving bonuses and equity grants at about the time our audit of the prior fiscal year is completed to reward executives for work in the completed year. However, we reserve the right to re-visit these matters during the year. The authority to make equity grants to our executive officers rests with our full Board of Directors based upon recommendations made by the Compensation Committee. The Committee considers the input of our chief executive officer in setting the compensation of our other executive officers, including in the determination of appropriate levels of equity grants.

Severance and Change-in-Control Benefits.     While we are currently not a party to any employment agreements, historically we have provided our executive officers with employment contracts. In January 2007, we entered into a three-year employment agreement with Gary Stern. Mr. Stern’s employment agreement expired on December 31, 2009 and the Compensation Committee and Mr. Stern are considering entering into a new agreement during fiscal year 2012.

Share Retention

We did not have a share retention policy or guideline for executive officers until October 2009, when we adopted a guideline recommending that each officer retain $10,000 of equity in the Company (other than shares received through stock options and restricted stock grants).

Regulatory Considerations

We account for the equity compensation expense for our employees under the rules of FASB Accounting Standard Codification 718, “Compensation — Stock Compensation,” or ASC 718.

THE COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on this review and these discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this report.

Submitted by the Compensation Committee:

David Slackman, Chairman

Harvey Leibowitz

Edward Celano

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee currently is composed of David Slackman, Harvey Leibowitz and Ed Celano, none of whom is an employee or a current or former officer of the Company. On December 7, 2011, Louis Piccolo resigned from the Compensation Committee and the Board of Directors replaced him with Ed Celano. None of our executive officers serves as a member of the Compensation Committee, or any other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our Board of Directors or our Compensation Committee.

SUMMARY COMPENSATION TABLE

The following table contains information about compensation earned (bonus) or received (all other categories of compensation) by the named executive officers for the fiscal year ended September 30, 2011.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)(1)		All Other Compensation ($)(9)	Total ($)
Gary Stern	2011	577,500	100,000	0		940,740	(3)	72,102	1,690,342
Chairman, President & CEO	2010	577,500	100,000	249,997	(2)	417,192	(4)	44,738	1,389,427
	2009	577,500	0	0		0		50,987	628,487

Robert J. Michel	2011	263,462	10,000	0		188,148	(5)	34,589	496,199
Chief Financial Officer	2010	218,269	75,000	0		208,596	(6)	18,720	520,585
	2009	190,601	0	0		58,493	(8)	17,302	266,396

Mary Curtin	2011	246,539	25,000	0		188,148	(5)	16,351	476,038
Senior Vice President	2010	235,000	50,000	0		208,596	(6)	9,400	502,996
	2009	235,000	0	0		58,493	(8)	4,284	297,777

Seth Berman	2011	247,346	10,000	0		188,148	(5)	26,470	471,964
General Counsel(7)	2010	228,885	50,000	0		208,596	(6)	12,953	500,434
	2009	203,333	0	0		58,493	(8)	8,355	270,181

(1)

Represents the grant date fair value of the award, calculated in accordance with FASB Accounting Standard Codification 718, “Compensation — Stock Compensation,” or ASC 718. A summary of the assumptions made in the valuation of these awards is provided under Note A to our financial statements included in our Annual Report on Form 10-K for the year ended September 30, 2011, filed with the SEC on December 14, 2011.

(2)

Mr. Stern’s bonus for fiscal 2010 included an equity bonus of $250,000. In particular, Mr. Stern elected (and the Compensation Committee and the Board approved of this election) to forego $188,750 in cash bonus dollars (immediately vested) and instead receive approximately $250,000 in a restricted stock bonus subject to a vesting schedule. The award consisted of 32,765 shares.

(3)

Includes an option to purchase 150,000 shares of Common Stock granted to Mr. Stern on December 13, 2011 but earned in the fiscal year ended September 30, 2011. The option has an exercise price of $7.77 per share and expires on December 13, 2021. The option vests in full on December 13, 2014.

(4)

Includes an option to purchase 60,000 shares of Common Stock granted to Mr. Stern on December 15, 2010 but earned in the fiscal year ended September 30, 2010. The option has an exercise price of $7.63 per share and expires on December 15, 2020. The option vests in three equal annual installments on December 15, 2010, December 15, 2011 and December 15, 2012.

(5)

Includes an option to purchase 30,000 shares of Common Stock granted on December 13, 2011 but earned in the fiscal year ended September 30, 2011. The option has an exercise price of $7.77 per share and expires on December 13, 2021. The option vests on December 13, 2014.

(6)

Includes an option to purchase 30,000 shares of Common Stock granted to Mr. Michel and Ms. Curtin on December 15, 2010 but earned in the fiscal year ended September 30, 2010. The option has an exercise price of $7.63 per share and expires on December 15, 2020. The option vests in three equal annual installments on December 15, 2010, December 15, 2011 and December 15, 2012.

(7)	Mr. Berman has served as our General Counsel since 2005 and has been an executive officer of the Company since December 2011.

(8)

Includes an option to purchase 25,000 shares of our Common Stock at an exercise price of $2.95 per share. The option has a term of 10 years and vests in three equal annual installments on May 5, 2009, 2010 and 2011.

(9)	These amounts consist of:

•	matching Company contributions under our 401(k) plan;

•	life insurance premiums; and

•	health insurance premiums paid by the Company in excess of non-executive contribution.

The following table summarizes “All Other Compensation”:

Name	Year	401(k) Company Match ($)	Life Insurance Premium ($)	Health Insurance Premiums ($)	Total ($)

Gary Stern	2011	9,800	45,409	16,893	72,102
	2010	13,132	27,808	3,798	44,738
	2009	8,715	37,718	4,554	50,987

Robert J. Michel	2011	9,800	7,896	16,893	34,589
	2010	6,192	8,730	3,798	18,720
	2009	4,154	8,730	4,418	17,302

Mary Curtin	2011	9,800	—	6,551	16,351
	2010	9,400	—	—	9,400
	2009	4,284	—	—	4,484

Seth Berman	2011	9,577	—	16,893	26,470
	2010	9,155	—	3,798	12,953
	2009	8,355	—	—	8,355

GRANTS OF PLAN BASED AWARDS

The following table provides certain information with respect to stock options and restricted stock granted to our named executive officers during fiscal year 2011.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stocks or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Gary Stern	12/15/2010	32,765	(1)	60,000	(2)	7.63	667,189
Robert J. Michel	12/15/2010	0		30,000	(2)	7.63	208,596
Mary Curtin	12/15/2010	0		30,000	(2)	7.63	208,596
Seth Berman	12/15/2010	0		30,000	(2)	7.63	208,596

(1)	The restricted stock vests in three equal annual installments commencing on December 15, 2010.

(2)	The options vest in three equal annual installments commencing on December 15, 2010.

Narrative Disclosure to Summary Compensation Table and Grant of Plan Based Awards Table

Employment Agreements

In January 2007, we entered into an employment agreement (the “Employment Agreement”) with Gary Stern, our Chairman, President and Chief Executive Officer, which expired on December 31, 2009. This Employment Agreement was not renewed and Mr. Stern is continuing in his current roles at the discretion of the Board of Directors until a new agreement is signed. We are considering entering into a new employment agreement with Mr. Stern during fiscal year 2012.

We are not party to any employment agreements with any other named executive officers.

Consulting Agreements

On December 12, 2011, we entered into a consulting agreement (the “Consulting Agreement”) with A. L. Piccolo & Co., Inc. (“A.L. Piccolo”), which is owned by Louis Piccolo, a director of the Company. The Consulting Agreement provides that A.L. Piccolo will provide consulting services to us, which includes analysis of proposed debt and equity transactions, due diligence and financial analysis and management consulting services (the “Services”). Under the Consulting Agreement, we will pay A.L. Piccolo an annual consulting fee of $150,000, payable in equal monthly installments, and a bonus of $25,000 for each new transaction that we close with A.L. Piccolo’s assistance, other than any transactions pending on the effective date of the Consulting Agreement. We may pay an additional bonus to A.L. Piccolo in the sole discretion of our chief executive officer. In addition, during each year of the term of the Consulting Agreement, we will grant to A.L. Piccolo an option to purchase 30,000 shares of our Common Stock, which option will vest in three annual installments on the first, second, and third anniversaries of the grant date. The Consulting Agreement expires on December 12, 2013. Additional information regarding the consulting relationship with A.L. Piccolo can be found in the section entitled “CERTAIN RELATED PARTY TRANSACTIONS” below.

Incentive Compensation Plans

Equity Compensation Plan

On December 1, 2005, the Board of Directors adopted our Equity Compensation Plan, which was approved by our stockholders on March 1, 2006. The Equity Compensation Plan was adopted to supplement our existing 2002 Stock Option Plan. In addition to permitting the grant of stock options as are permitted under the 2002 Stock Option Plan, the Equity Compensation Plan provides us with flexibility with respect to equity awards by also providing for grants of stock awards (i.e. restricted or unrestricted), stock purchase rights and stock appreciation rights. We have 1,000,000 shares of Common Stock authorized under the Equity Compensation Plan, with 495,569 available for awards as of September 30, 2011 and 265,519 available for awards as of December 31, 2011.

The general purpose of the Equity Compensation Plan is to provide an incentive to our employees, directors and consultants, including executive officers, employees and consultants of any subsidiaries, by enabling them to share in the future growth of our business. The Board of Directors believes that the granting of stock options and other equity awards promotes continuity of management and increases incentive and personal interest in our welfare by those who are primarily responsible for shaping and carrying out our long range plans and securing our growth and financial success.

2002 Stock Option Plan

On March 5, 2002, our Board of Directors adopted the Asta Funding, Inc. 2002 Stock Option Plan (the “2002 Plan”), which was approved by our stockholders on May 1, 2002. The 2002 Plan was adopted in order to attract and retain qualified directors, officers and employees of, and consultants to, the Company.

The 2002 Plan authorizes the granting of incentive stock options (as defined in Section 422 of the Code) and non-qualified stock options to our eligible employees, including officers and directors of the Company (whether or not employees) and consultants of the Company.

There are 1,000,000 shares of Common Stock authorized for issuance under the 2002 Plan and 133,634 shares were available as of September 30, 2011 and 6,034 shares were available as of December 31, 2011.

Options and Restricted Stock Awards

On December 15, 2010, we granted to Mr. Stern (i) an option to purchase 60,000 shares of our Common Stock at an exercise price of $7.63 per share, and (ii) 32,765 shares of restricted Common Stock. The option has a term of 10 years and vests in three equal annual installments on December 15, 2010, 2011 and 2012. The restricted stock vests in three equal annual installments on December 15, 2010, 2011 and 2012.

On December 15, 2010, we granted to each of Messrs. Michel and Berman and Ms. Curtin options to purchase 30,000 shares of our Common Stock at an exercise price of $7.63 per share. The options have a term of 10 years and vests in three equal annual installments on December 15, 2010, 2011 and 2012. On May 5, 2009, we granted to each of Messrs. Michel and Berman and Ms. Curtin options to purchase 25,000 shares of our Common Stock at an exercise price of $2.95 per share. The options have a term of 10 years and vests in three equal annual installments on May 5, 2009, 2010 and 2011.

The foregoing awards issued to Messrs. Stern, Michel and Berman and Ms. Curtin were issued under our Equity Compensation Plan, which provides for certain benefits upon a change in control of the Company. Specifically, upon the occurrence of a “corporate transaction event”, defined as the merger of the Company with or into another corporation, the sale of substantially all of our assets, the liquidation of the Company, or the acquisition by any person of our securities the result of which such person becomes the beneficial owner, directly or indirectly, of our securities representing greater than 50% of the combined voting power of our then outstanding securities, the Board may take any number of actions. These actions include providing for all options outstanding under the Plan to be assumed by the acquiring corporation or to become immediately vested and exercisable in full. The Board may also cancel any outstanding options, stock purchase rights and stock appreciation rights in effect prior to such corporate transaction event.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on exercisable and unexercisable options and unvested stock awards held by the named executive officers on September 30, 2011.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Gary Stern(2)	6,000	0		5.96	11/14/11	21,843	(5)	177,147
	60,000	0		4.725	11/1/12	0		0
	70,000	0		14.87	11/3/13	0		0
	150,000	0		18.22	10/28/14	0		0
	60,000	40,000		7.63	12/15/20	0		0
Robert J. Michel(3)	25,000	0		2.95	5/5/19	0		0
	10,000	20,000	(4)	7.63	12/15/20	0		0
Mary Curtin(3)	3,334	0		18.76	11/16/14	0		0
	25,000	0		2.95	5/5/19	0		0
	10,000	20,000	(4)	7.63	12/15/20	0		0
Seth Berman(3)	25,000	0		2.95	5/5/19	0		0
	100	0		8.07	12/11/19	0		0
	10,000	20,000	(4)	7.63	12/15/20	0		0

(1)	Based on $8.11 per share, the closing price of the Common Stock as reported by NASDAQ on September 30, 2011.

(2)	Does not include a stock option award to purchase 150,000 shares of Common Stock granted on December 13, 2011, which vests in full on December 13, 2014.

(3)	Does not include an option to purchase 30,000 shares of Common Stock granted on December 13, 2011, which vests in full on December 13, 2014.

(4)

Represents the unvested portion of an option to purchase 30,000 shares of Common Stock granted on December 15, 2010, which vests in three equal annual installments beginning on December 15, 2010 and will be fully vested on December 15, 2012.

(5)

Represents the unvested portion of a restricted stock award consisting of 32,765 shares of Common Stock granted to Mr. Stern on December 15, 2010, which vests in three equal annual installments beginning on December 15, 2010.

STOCK OPTION EXERCISES AND VESTING OF RESTRICTED STOCK AWARDS

The following table provides information on stock option exercises and vesting of restricted stock awards of named executive officers during the fiscal year ended September 30, 2011.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Gary Stern	10,922	177,802

(1)	Represents the number of shares vested multiplied by the market value of the shares on the vesting date.

DIRECTOR COMPENSATION

Mr. Gary Stern received no compensation for serving as a director, except that he, like all directors, is eligible to be reimbursed for any expenses incurred in attending Board and committee meetings. For fiscal year 2011, the total annual fees that a director, other than Mr. Gary Stern, could have received for serving on our Board of Directors and committees of the Board of Directors were set as follows:

•	An annual fee of $300,000 per year for Chairman Emeritus;

•	An annual fee of $45,000 per year for each Independent Director;

•	An annual fee of $25,000 per year for the Lead Independent Director (this position has been eliminated effective December 1, 2011);

•	An annual fee of $35,000 for Chairman of Audit Committee;

•	An annual fee of $10,000 for Audit Committee Members;

•	An annual fee of $15,000 for Chairman of the Compensation Committee;

•	An annual fee of $7,500 for Compensation Committee Members;

•	An annual fee of $15,000 for Chairman of the Governance Committee;

•	An annual fee of $7,500 for Governance Committee Members;

•	An annual fee of $15,000 the Chairman of the Investment Committee (Investment Committee discontinued effective December 7, 2011); and

•	An annual fee of $7,500 for Investment Committee Members (Investment Committee discontinued effective December 7, 2011).

The following table summarizes compensation paid to outside directors in fiscal 2011:

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)		Total ($)
Herman Badillo	70,000	(2)	208,596	(8)	278,596
Edward Celano	62,500	(3)	208,596	(8)	271,096
Harvey Leibowitz	31,000	(4)	208,596	(8)	239,596
David Slackman	102,500	(5)	208,596	(8)	311,096
Louis Piccolo	75,000	(6)	208,596	(8)	283,596
Arthur Stern	300,000	(7)	—		300,000

(1)

Represents the grant date fair value of the award, calculated in accordance with ASC 718. A summary of the assumptions made in the valuation of these awards is provided under Note A to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, filed with the SEC on December 14, 2011.

(2)	Includes $15,000 for being chairman of the Governance Committee and $10,000 for being a member of the Audit Committee.

(3)	Includes $10,000 for being a member of the Audit Committee and $7,500 for being a member of the Governance Committee.

(4)

Includes $35,000 for being chairman of the Audit Committee, $7,500 for being a member of the Governance Committee and $7,500 for being a member of the Compensation Committee, partially offset by a $64,000 in reduction of fees to apply to advances from the prior year.

(5)	Includes $15,000 for being chairman of the Compensation Committee, and $25,000 for being Lead Independent Director.

(6)	Includes $7,500 for being a member of the Compensation Committee and $7,500 for being a member of the Governance Committee.

(7)	Mr. Arthur Stern became Chairman Emeritus in January 2009.

(8)

Consists of options to purchase 30,000 shares of Common Stock granted on December 15, 2010, which vests in three equal annual installments on December 15, 2010, December 15, 2011 and December 15, 2012.

BOARD ORGANIZATION AND MEETINGS

Composition of the Board of Directors.     Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors. Additional requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee. The Board has established procedures consistent with the Sarbanes-Oxley Act of 2002, the SEC, and The NASDAQ Stock Market. The Board of Directors has also determined that the following members of the Board satisfy the NASDAQ definition of independence: Edward Celano, Harvey Leibowitz, David Slackman, and Herman Badillo.

During the fiscal year ended September 30, 2011, the Board of Directors held 14 meetings, the Audit Committee held four meetings, the Compensation Committee held two meetings, the Governance Committee held one meeting and the Investment Committee held one meeting. During fiscal year 2011, each member of the Board of Directors attended at least 75% of all the meetings of the Board of Directors that such director was eligible to attend, and committees of the Board of Directors of which such director was a member. There are currently three standing committees of the Board of Directors, each of which is described below. On December 7, 2011, the Investment Committee was discontinued by the Board of Directors. Our policy states that all Board members should attend the annual meeting of stockholders, and all directors attended our annual meeting on January 19, 2011.

Board’s Leadership Structure and Role in Risk Oversight.     The Board comprises seven directors, four of whom the Board has determined satisfy the NASDAQ definition of independence: Edward Celano, Harvey Leibowitz, David Slackman and Herman Badillo. Mr. Arthur Stern serves as Chairman Emeritus of the Board. Mr. Gary Stern serves as both as Chairman of the Board and President and Chief Executive Officer of the Company. The Board has determined that this dual role for Mr. Stern is appropriate given the specific experience of Mr. Stern and characteristics and circumstances of the Company: Mr. Stern has been Vice President, Secretary, Treasurer and a director of Asta Group since 1980 and held other positions with Asta Group prior thereto. In such capacities, he has obtained substantial experience in distressed consumer credit analysis and receivables collections. In the view of the Board, Mr. Stern’s combined longstanding experience as both a director of the Board and a leader in the distressed consumer credit analysis and receivables collections markets, our core businesses, make his dual role as Chairman of the Board and President and Chief Executive Officer appropriate.

We compensate our employees based on a variety of factors, including performance, attainment of benchmarks and our overall performance. Compensation may also be used to incentivize employees where appropriate. Compensation policies and practices are regularly monitored by us and reviewed by the Compensation Committee.

Compensation Committee Matters

Compensation Committee.     During the fiscal year ended September 30, 2011, the Compensation Committee consisted of David Slackman (Chairman), Harvey Leibowitz and Louis Piccolo. The Compensation Committee is empowered by the Board of Directors to review the executive compensation of our officers and directors and to recommend any changes in compensation to the full Board of Directors. For additional information regarding our procedures for determining executive and director compensation, see the section entitled “Compensation Discussion and Analysis” beginning on page 21. On December 13, 2011, Ed Celano replaced Louis Piccolo as a member of the Compensation Committee.

Compensation Committee Charter.     The Board of Directors has adopted a Compensation Committee charter to govern its Compensation Committee. The Compensation Committee charter was filed as Exhibit B to our proxy statement for our 2010 Annual Meeting of Stockholders, which was filed with the SEC on January 28, 2010.

Audit Committee Matters

Audit Committee.     The Audit Committee consists of Harvey Leibowitz (Chairman), Herman Badillo and Edward Celano. The Audit Committee is empowered by the Board of Directors to, among other things: serve as an independent and objective party to monitor our financial reporting process, internal control system and disclosure control system; review and appraise the audit efforts of our independent accountants; assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and our management regarding financial reporting issues; and provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

Audit Committee Financial Expert.     The Board of Directors has determined that Harvey Leibowitz is an “audit committee financial expert” as such term is defined by the SEC. As noted above, Mr. Leibowitz — as well as the other members of the Audit Committee — has been determined to be “independent” within the meaning of SEC and NASDAQ regulations.

Audit Committee Charter.     The Audit Committee performed its duties during fiscal 2011 under a written charter approved by the Board of Directors. The Audit Committee charter was filed as Exhibit C to our proxy statement for our 2010 Annual Meeting of Stockholders, filed with the SEC on January 28, 2010.

Independence of Audit Committee Members.     Our Common Stock is listed on the NASDAQ Global Select Market and we are governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 5605(a)(2) of the NASDAQ Listing Rules and under the Rule 10A-3 under the Exchange Act.

Audit Committee Report.     In connection with the preparation and filing of our Annual Report on Form 10-K for the fiscal year ended September 30, 2011:

(1) The Audit Committee reviewed and discussed the audited financial statements with our management.

(2) The Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by SAS 61, Communication with Audit Committees, as may be modified or supplemented.

The Audit Committee received and reviewed the written disclosures and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed with our independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 2011 Annual Report on Form 10-K.

Audit Committee Members:

Harvey Leibowitz (Chairman)

Herman Badillo

Edward Celano

The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be filed with the SEC or subject to Regulation 14A of the Exchange Act, except to the extent specifically requested by us or incorporated by reference in documents otherwise filed.

Nominating and Corporate Governance Committee Matters

Nominating and Corporate Governance Committee.     During the fiscal year ended September 30, 2011, the Governance Committee consisted of Herman Badillo (Chairman), Louis Piccolo, and Edward Celano. The Governance Committee is empowered by the Board of Directors to, among other things, recommend to the Board of Directors qualified individuals to serve on our Board of Directors and to identify the manner in which the Governance Committee evaluates nominees recommended for the Board. Effective December 7, 2011, Mr. Harvey Leibowitz replaced Mr. Louis Piccolo on the Governance Committee.

Governance Committee Charter.     In January 2008, the Board determined to re-name the Nominating Committee, the predecessor committee to the Governance Committee, and to expand its functions. The Governance Committee adopted the Nominating and Corporate Governance Committee Charter, a copy of which was filed as Exhibit D to our proxy statement for our 2010 Annual Meeting of Stockholders, which was filed with SEC on January 28, 2010.

Independence of Governance Committee Members.     All members of the Governance Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 5605(a)(2) of the NASDAQ Listing Rules.

Procedures for Considering Nominations Made by Stockholders.     The Governance Committee’s charter and guidelines developed by the Governance Committee describe procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board of Directors or who are recommended by the Board of Directors. The guidelines state that a nomination must be delivered to the Secretary of the Company at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by us. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The guidelines require a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director it elected) and (b) information that will enable the Governance Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter and the guidelines for director candidates.

Qualifications.     The charter and guidelines developed by the Governance Committee describe the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

•	must satisfy any legal requirements applicable to members of the Board of Directors;

•	must have business or professional experience that will enable such nominee to provide useful input to the Board of Directors in its deliberations;

•	must have a reputation, in one or more of the communities serviced by the Company, for honesty and ethical conduct;

•	must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

•

must have experience, either as a member of the board of directors of another public or private company or in another capacity, which demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board.     Candidates to serve on the Board of Directors will be identified from all available sources, including recommendations made by stockholders. The guidelines developed by the Governance Committee provide that there will be no differences in the manner in which the Governance Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board of Directors. The evaluation process for individuals other than existing Board members will include:

•	a review of the information provided to the Governance Committee by the proponent;

•	a review of reference letters from at least two sources determined to be reputable by the Governance Committee;

•	a personal interview of the candidate; and

•	a review of such other information as the Governance Committee shall determine to be relevant.

Third Party Recommendations.     In connection with the Meeting, the Governance Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of our Common Stock for at least one year.

Diversity Considerations.     We do not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Board strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee our businesses.

Investment Committee Matters

Investment Committee.     During the fiscal year ended September 30, 2011, the Investment Committee consisted of Louis Piccolo (Chairman), Harvey Leibowitz, and David Slackman. On December 7, 2011 the Investment Committee was discontinued. The Board of Directors determined that the entire Board should handle material potential investment opportunities.

Code of Ethics

We have adopted a written code of ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics was attached as Exhibit A to our proxy statement for our 2010 Annual Meeting of Stockholders, filed with the SEC on January 28, 2010. It is also available without charge upon written request directed to Asta Funding, Inc., Attn: Robert Michel, 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, named executive officers and persons holding more than 10% of a registered class of the equity securities of the Company to file with the SEC and to provide us with initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common

Stock and other equity securities of the Company. Based solely on a review of the reports furnished to us, or written representations from reporting persons that all reportable transaction were reported, we believe that during the fiscal year ended September 30, 2011, our officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a), except that Mary Curtin failed to timely file a Form 4.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about our Common Stock that may be issued upon the exercise of options, warrants and rights under our Equity Compensation Plan and 2002 Stock Option Plan, as of September 30, 2011.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column(a))
Equity Compensation Plans Approved by Stockholders	1,294,271	$11.41	629,203
Equity Compensation Plans Not Approved by Stockholders	—	—	—

Total	1,294,271	$11.41	629,203

CERTAIN RELATED PARTY TRANSACTIONS

Procedures for the Approval of Related Person Transactions

The Audit Committee Charter provides that the Audit Committee has the authority to establish, and communicate to the full Board and management, policies that restrict us and our affiliates from entering into related person transactions without the Audit Committee’s prior review and approval. In accordance with these policies, the Audit Committee on a timely basis reviews and, if appropriate, approves all related person transactions.

At any time in which an executive officer, director or nominee for director becomes aware of any contemplated or existing transaction that, in that person’s judgment may be a related person transaction, the executive officer, director or nominee for director is expected to notify the Chairman of the Audit Committee of the transaction. Generally, the Chairman of the Audit Committee reviews any reported transaction and may consult with outside legal counsel regarding whether the transaction is, in fact, a related person transaction requiring approval by the Audit Committee. If the transaction is considered to be a related person transaction, then the Audit Committee will review the transaction at its next scheduled meeting or at a special meeting of the committee.

Related Person Transactions

On December 28, 2011, we, through a newly-formed indirect subsidiary, ASFI Pegasus Holdings, LLC (“APH”), entered into a joint venture (the “Venture”) with Pegasus Legal Funding, LLC (“PLF”) for a period of five (5) years (the “Term”) in accordance with an Operating Agreement between PLF and APH. The Venture will purchase interests in personal injury claims from claimants who are a party to a personal injury litigation with the expectation of a settlement in the future. The personal injury claims will be purchased by Pegasus Funding, LLC (“Pegasus”), a newly-formed subsidiary in which APH owns 80% and PLF owns 20% of the outstanding membership interests. Pegasus will advance to each claimant funds on a non-recourse basis at an agreed upon interest rate in anticipation of a future settlement. The interest purchased by Pegasus in each claim will consist of the right to receive from such claimant part of the proceeds or recoveries which such claimant receives by reason of a settlement, judgment or award with respect to such claimant’s claim.

In connection with the Venture, A.L. Piccolo & Co., Inc., (“A.L. Piccolo”) which is owned by Louis Piccolo, a director of the Company, will receive a fee from Pegasus which is calculated at $350,000 per $10,000,000 loaned to Pegasus by Fund Pegasus, LLC, a newly-formed subsidiary of the Company, up to a maximum of $700,000, which fee is payable over eight years with payments being made in part from Pegasus’s operating expenses during the Term and thereafter by PLF and its affiliates. One of our subsidiaries is advancing to Pegasus funds to cover Pegasus’s operating expenses, which include payments to A.L. Piccolo. We expect these advances to be repaid by Pegasus after generating revenue from its litigation funding operations.

On December 12, 2011, the Company and A. L. Piccolo entered into a Consulting Agreement (the “Consulting Agreement”) pursuant to which Mr. Piccolo, through A.L. Piccolo, will provide consulting services to us over a two year period in connection with acquisitions, due diligence and other duties related thereto. In consideration for these services, we will compensate A. L. Piccolo as follows: (i) an annual fee of $150,000 per year; (ii) a bonus of $25,000 per consummated transaction (excluding currently pending transactions); (iii) an annual option to purchase 30,000 shares of the Company’s Common Stock, which vests in equal annual installments over a three-year period; and (iv) a bonus as determined by our chief executive officer in his sole discretion.

On October 26, 2010, Palisades Acquisition XVI, LLC (“Palisades XVI”), our subsidiary, entered into the Fifth Amendment to the Receivables Financing Agreement (the “Fifth Amendment”) with Palisades Collection, L.L.C. (the “Servicer”), Fairway Finance Company, LLC (the “Lender”), BMO Capital Markets Corp., as administrator and as collateral agent (“BMO CM”), and the Bank of Montreal, as liquidity agent (the “Liquidity Agent”). The Fifth Amendment amends certain terms of the Receivables Financing Agreement, dated as of March 2, 2007, by and among Palisades XVI, the Servicer, the Lender, BMO CM and Liquidity Agent (as amended, the “Receivables Financing Agreement”). The effective date of the Fifth Amendment is October 14, 2010. The Fifth Amendment (i) extends the expiration date of the Receivables Financing Agreement to April 30, 2014, (ii) reduces the minimum monthly total payment to $750,000, (iii) accelerates our guarantee credit enhancement of $8,700,000, which was paid upon execution of the Fifth Amendment, (iv) eliminates our guarantee of repayment of the loans outstanding by Palisades XVI, and (v) revises the definition of “Borrowing Base Deficit” to mean the excess, if any, of 105% of the loans outstanding over the borrowing base.

In connection with the Fifth Amendment, on October 29, 2010, we entered into the Omnibus Termination Agreement (the “Termination Agreement”) with Palisades XVI, BMO CM, and each Guarantor set forth therein (including Asta Group, Incorporated, which is owned by Arthur Stern). The Termination Agreement provides that, upon payment of $8,700,000 to the Lender and execution of the Fifth Amendment, each of the following agreements, which guaranteed repayment of the outstanding loans under the Receivables Financing Agreement, was terminated: (i) the Subordinated Limited Recourse Guaranty Agreement, dated February 20, 2009, among us, our subsidiaries, and BMO CM; (ii) the Subordinated Guarantor Security Agreement, dated February 20, 2009, among us, our subsidiaries and BMO CM; (iii) the Limited Recourse Guaranty Agreement, dated as of February 20, 2009, among us, our subsidiaries and BMO CM; and (iv) the Intercreditor Agreement, dated as of February 20, 2009, between us and BMO CM. The Termination Agreement was effective as of October 14, 2010.

STOCKHOLDER PROPOSALS

If a stockholder desires to submit a proposal to fellow stockholders at our annual meeting to be held in 2013 and wishes to have it set forth in the corresponding proxy statement and identified in the corresponding proxy form prepared by management, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, such stockholder must notify us of such proposal in a writing received at our executive offices no later than October 20, 2012.

Additionally, if requested timely and properly, a stockholder may submit a proposal for consideration at the 2013 Annual Meeting of Stockholders, but not for inclusion in our proxy statement and proxy for the 2013 Annual Meeting of Stockholders. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c)(1) under the Exchange Act, such proposals must be received by us at our executive offices not later than January 3, 2013.

STOCKHOLDERS SHARING AN ADDRESS

Stockholders sharing an address with another stockholder may receive only one annual report or one set of proxy materials at that address unless they have provided contrary instructions. Any such stockholder who wishes to receive a separate copy of the annual report or a separate set of proxy materials now or in the future may write or call us to request a separate copy of these materials from: Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. We will promptly deliver a copy of the requested materials.

Similarly, stockholders sharing an address with another stockholder who have received multiple copies of our proxy materials may write to or call the above address and phone number to request delivery of a single copy of these materials.

OTHER MATTERS

The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice of the Annual Meeting, to be presented at the Meeting for action by the stockholders. However, if any other matters are properly brought before the Meeting or any adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the best judgment of the persons acting under the proxies.

We will provide without charge to each person being solicited by this proxy statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K, for the fiscal year ended September 30, 2011 (as filed with the SEC), including the financial statements thereto. All such requests should be directed to the Secretary of Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

By Order of the Board of Directors

Robert J. Michel,
Chief Financial Officer and Secretary

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2011 ACCOMPANIES THIS PROXY STATEMENT. THIS REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

Appendix A

ASTA FUNDING, INC.

2012 Stock Option and Performance Award Plan

INTRODUCTION

Asta Funding, Inc., a Delaware corporation (hereinafter referred to as the “Corporation”), hereby establishes an incentive compensation plan to be known as the “Asta Funding Inc. 2012 Stock Option and Performance Award Plan” (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Cash Incentives, Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, shares of Restricted Stock, Restricted Stock Units Performance Units and Performance Shares.

The Plan shall become effective on February 7, 2012. However, it shall be rendered null and void and have no effect, and all Plan Awards granted hereunder shall be canceled, if the Plan is not approved by a majority vote of the Corporation’s stockholders within 12 months of the date the Plan is adopted by the Corporation’s Board of Directors.

The purpose of the Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of Participants to those of the Corporation’s stockholders by providing Participants with an incentive for outstanding performance. The Plan is further intended to assist the Corporation in its ability to motivate, and retain the services of, Participants upon whose judgment, interest and special effort the successful conduct of its and its subsidiaries’ operations is largely dependent.

The Plan also provides pay systems that support the Corporation’s business strategy and emphasizes pay-for-performance by tying reward opportunities to carefully determined and articulated performance goals at corporate, operating unit, business unit and/or individual levels.

I

DEFINITIONS

For purposes of the Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

(a) “Affiliate” shall mean, as it relates to any limitations or requirements with respect to Incentive Stock Options, means any Subsidiary or Parent of the Corporation. Affiliate otherwise means any entity that is part of a controlled group of corporations or limited liability entities or is under common control with the Corporation within the meaning of Code Sections 1563(a), 414(b) or 414(c), except that, in making any such determination, fifty percent (50%) shall be substituted for eighty percent (80%) under such Code Sections and the related regulations.

(b) “Award Agreement” shall mean the written agreement, executed by an appropriate officer of the Corporation, pursuant to which a Plan Award is granted.

(c) “Board of Directors” or “Board” shall mean the Board of Directors of the Corporation.

(d) “Cash Incentives” shall mean a Plan Award granting to the Participant the right to receive a certain amount of cash in the future subject to the attainment of one or more annual or multi-year performance goals and targets, all as described in Article VIII, below.

(e) “Cause” shall, with respect to a Participant (i) have the same meaning as “cause” or “for cause” set forth in an employment contract entered into by and between the Participant and the Corporation or any Parent or

Subsidiary or, in the absence of any such contract or defined terms, (ii) mean (1) the Participant’s willful or gross misconduct or willful or gross negligence in the performance of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such misconduct or negligence and the continuance thereof for a period of 30 days after receipt by such Participant of such notice, (2) the Participant’s intentional or habitual neglect of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such neglect, (3) the Participant’s theft or misappropriation of funds or other property of the Corporation or of any Parent or Subsidiary, fraud, criminal misconduct, breach of fiduciary duty or dishonesty in the performance of his duties on behalf of the Corporation or any Parent or Subsidiary or commission of a felony, or crime of moral turpitude or any other conduct reflecting adversely upon the Corporation or any Parent or Subsidiary, (4) the Participant’s violation of any covenant not to compete or not to disclose confidential information with respect to the Corporation or any Parent or Subsidiary or (5) the direct or indirect breach by the Participant of the terms of a consulting contract with the Corporation or any Parent or Subsidiary.

(f) “Code” shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

(g) “Committee” shall means the Compensation Committee of the Board or such other Committee as the Board may appoint from time to time to administer the Plan, or the Board itself if no Compensation Committee or other appointed Committee exists. If such Compensation Committee or other Committee exists, if and to the extent deemed necessary by the Board, such Committee shall consist of three or more directors, all of whom are (i) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, (ii) Outside Directors and (iii) independent directors under the rules of the principal stock exchange on which the Corporation’s securities are then traded.

(h) “Common Stock” shall mean the common stock of the Corporation, $0.01 par value per share, as authorized from time to time. At all times, the Common Stock made available for grants hereunder shall be “Service Recipient Stock” as defined in Treas. Reg. Section 1.409A-1(b)(5)(iii)(A) and the terms of this Plan and of any Award Agreement shall be deemed to be modified to the degree necessary to comply with this requirement.

(i) “Consultant” shall mean an individual who is in a Consulting Relationship with the Corporation or any Parent or Subsidiary.

(j) “Consulting Relationship” shall mean the relationship that exists between an individual and the Corporation (or any Parent or Subsidiary) if (i) such individual or (ii) any entity of which such individual is an executive officer or owns a substantial equity interest has entered into a written consulting contract with the Corporation or any Parent or Subsidiary

(k) “Corporation” shall mean Asta Funding, Inc., a Delaware corporation.

(l) “Disability” shall have the same meaning as the term “permanent and total disability” under Section 22(e)(3) of the Code.

(m) “Employee” shall mean a common law employee of the Corporation or of any Parent or Subsidiary.

(n) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(o) “Executive” means an employee of the Corporation or of any Parent or Subsidiary whose compensation is subject to the deduction limitations set forth under Code Section 162(m).

(p) “Fair Market Value” of the Corporation’s Common Stock on a Trading Day shall mean the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or any comparable system or, if the Common Stock is not listed on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Corporation for that purpose. In addition, for purposes of this definition, a “Trading Day” shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one “eligible dealer” quoted both a bid and asked price for the Common Stock. An “eligible dealer” for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day. In the event the Corporation’s Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith pursuant to the requirements of Treas. Reg. Section 1.409A-1(b)(5)(iv)(B).

(q) “Freestanding SAR” shall mean an SAR that is granted independently of any Option.

(r) “Good Reason” shall have the “safe-harbor” meaning set forth under Treas. Reg. Section 1.409A-1(n)(2)(ii).

(s) “Incentive Stock Option” shall mean a stock option satisfying the requirements for tax-favored treatment under Section 422 of the Code and which is intended by the Committee to be treated as an incentive stock option under Code Section 422.

(t) “Non-Qualified Option” shall mean a stock option which does not satisfy the requirements for, or which is not intended to be eligible for, tax-favored treatment under Section 422 of the Code.

(u) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the provisions of Section VI hereof.

(v) “Optionee” shall mean a Participant who is granted an Option under the terms of the Plan.

(w) “Outside Directors” shall mean members of the Board of Directors of the Corporation who are classified as “outside directors” under Section 162(m) of the Code.

(x) “Parent” shall mean a parent corporation of the Corporation within the meaning of Section 424(e) of the Code. However, a corporation that otherwise qualifies as a Parent will not be so defined if the Plan Award it grants with Common Stock will render the Common Stock not to be Service Recipient Stock (as defined in Section I(f) hereof).

(y) “Participant” shall mean any Employee or other person participating under the Plan.

(z) “Performance Share” shall mean a Plan Award granted pursuant to the provisions of Section VIII hereof, which is similar to Restricted Stock, with each such Award being based upon the performance of the Corporation’s Common Stock, or any other factor as determined by the Committee.

(aa) “Performance Unit” shall mean a Plan Award granted pursuant to the provisions of Section VIII hereof, which is similar to a Restricted Stock Unit, and which Award is based upon any performance factor established by the Committee, as set forth under such Section.

(bb) “Plan Award” shall mean an Option, Performance Share, Performance Unit, share of Restricted Stock, Restricted Stock Unit or Stock Appreciation Right granted pursuant to the terms of the Plan.

(cc) “Restricted Stock” shall mean a grant of one or more shares of Common Stock subject to certain restrictions as provided under Section VIII hereof.

(dd) “Restricted Stock Unit” shall mean a right to receive one share of Common Stock at a date, and subject to any and all restrictions, set forth in the related Award Agreement, as provided in Section VIII, hereof.

(ee) “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(ff) “Stock Appreciation Right” or “SAR” shall mean a right, granted alone or in connection with a related Option, designated as an SAR, to receive a payment on the day the right is exercised, pursuant to the terms of Section VII hereof. Each SAR shall be denominated in terms of one share of Common Stock.

(gg) “Subsidiary” shall mean a subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code. However, a corporation that otherwise qualifies as a Subsidiary will not be so defined if the Plan Award it grants with Common Stock will render the Common Stock not to be Service Recipient Stock (as defined in Section I(f) hereof).

(hh) “Tandem SAR” shall mean an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a share of Common Stock under the related Option (and when a share of Common Stock is purchased under such Option, the Tandem SAR being similarly canceled).

(ii) “Termination of Consulting Relationship” shall mean the cessation, abridgment or termination of a Consultant’s Consulting Relationship with the Corporation or any Parent or Subsidiary as a result of (i) the Consultant’s death or Disability or resignation (or, in the case of a director of the Corporation or of any Parent or Subsidiary of the Corporation, his cessation to serve as such a director), (ii) the cancellation, annulment, expiration, termination or breach of the written consulting contract between the Corporation (or any Parent or Subsidiary) and the Consultant (or any other entity) giving rise to the Consulting Relationship or (iii) if the written consulting contract is not directly between the Corporation (or any Parent or Subsidiary) and the Consultant, the Consultant’s termination of service with, or sale of all or substantially all of his equity interest in, the entity which has entered into the written consulting contract with the Corporation, Parent or Subsidiary.

II

ADMINISTRATION

(a) General.     The Plan shall be administered by the Committee, which shall have plenary authority to interpret the Plan and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee’s business. All interpretations and determinations of the Committee may be made on an individual or group basis and shall be final, conclusive and binding on all interested parties. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the persons to whom Plan Awards shall be granted, the times when such Plan Awards shall be granted, the number of Plan Awards, the purchase price or exercise price of each Plan Award (if applicable), the period(s) during which a Plan Award shall be exercisable (whether in whole or in part), the restrictions to be applicable to Plan Awards and the other terms and provisions thereof (which need not be identical). Also, subject to the express provisions of the Plan, the Committee may establish from time to time such regulations, provisions, proceedings and conditions of awards which, in its sole opinion, may be advisable in the administration of the Plan. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee, shall be the acts of the Committee as a whole. The Committee may, in its discretion, but subject to the restrictions set forth under Section 409A of the Code, accelerate the time at which any Plan Award may be exercised, become transferable or nonforfeitable or be earned and settled including, without limitation, (i) in the event of the Participant’s death, Disability, or involuntary termination of employment or service (including a voluntary termination of employment or service for Good Reason) or (ii) in connection with a Change in Control of the Corporation (as defined below). In addition, the Committee shall have complete authority to interpret all provisions of this Plan including, without limitation, the discretion to interpret any terms used in the Plan that are not defined herein; to prescribe the form of Award Agreements; to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Award Agreement or Plan Award. Unless otherwise provided by the Bylaws of the Corporation, by resolution of the Board or applicable law, a majority of the members of the Committee shall constitute a quorum, and acts of the majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members of the Committee without a meeting, shall be the acts of the Committee.

(b) Delegation of Authority.     The Committee may act through subcommittees, in which case the subcommittee shall be subject to and have the authority hereunder applicable to the Committee, and the acts of the subcommittee shall be deemed to be the acts of the Committee hereunder. Additionally, to the extent applicable law so permits, the Committee, in its discretion, may delegate to one or more officers of the Corporation all or part of the Committee’s authority and duties with respect to Plan Awards to be granted to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and who are not members of the Board or the Board of Directors of an Affiliate. The Committee may revoke or amend the terms of any delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan and the Committee’s prior delegation. Notwithstanding the foregoing, however, if and to the extent deemed necessary by the Board, (a) all Plan Awards granted to any individual who is subject to the reporting and other provisions of Section 16 of the Exchange Act shall be made by a Committee comprised solely of two or more directors, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, to the extent necessary to exempt the Plan Award from the short-swing profit rules of Section 16(b) of the Exchange Act and (b) all Plan Awards granted to an individual who is, as of the last day of the fiscal year of the Corporation, the chief executive officer, chief financial officer or one of the three highest paid officers of the Corporation (other than the chief executive officer or the chief financial officer), each a “Named Executive Officer” shall be made by a Committee comprised solely of two or more directors, all of whom are Outside Directors, to the extent necessary to preserve any deduction under Section 162(m) of the Code. However, (a) any Plan Awards granted to any individual who is subject to the reporting and other provisions of Section 16 of the Exchange Act shall not fail to be valid if made other than by a committee comprised solely of two or more directors, all of whom are “non-employee directors” within the meaning of Rule 16(b)-3 under the Exchange Act, and (b) any Plan Awards granted to an individual who is a Named Executive Officer shall not fail to be valid if made other than by a committee comprised solely of two or more directors, all of whom are Outside Directors. A Plan Award granted to an individual who is a member of the Committee may be approved by the Committee in accordance with the applicable Committee charters then in effect and other applicable law except that the Committee member must abstain from any action with respect to the Committee member’s own Plan Awards.

(c) Indemnification of the Committee.     The Corporation shall bear all expenses of administering this Plan. The Corporation shall indemnify and hold harmless each person who is or shall have been a member of the Committee acting as administrator of the Plan, or any delegate of such, against and from any cost, liability, loss or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any action, claim, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or not taken under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Corporation’s approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided he or she shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. Notwithstanding the foregoing, the Corporation shall not indemnify and hold harmless any such person if applicable law or the Corporation’s Certificate of Incorporation or Bylaws prohibit such indemnification. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation’s Certificate of Incorporation or Bylaws, as a matter of law or otherwise, or under any other power that the Corporation may have to indemnify such person or hold him or her harmless. The provisions of the foregoing indemnity shall survive indefinitely the term of this Plan.

III

SHARES AVAILABLE

Subject to the adjustments provided in Section IX of the Plan, the aggregate number of shares of the Common Stock which may be granted for all purposes under the Plan shall be 2,000,000 shares of Common Stock. Shares of Common Stock underlying awards of securities (derivative or not) and shares of Common Stock awarded hereunder (whether or not on a restricted basis) shall be counted against the limitation set forth in the immediately preceding sentence and may be reused to the extent that the related Plan Award to any individual is settled in cash, expires, is terminated unexercised, or is forfeited. To the extent that a Stock Appreciation Right related to an Option is exercised, such Option shall be deemed to have been exercised and vice versa. Common Stock granted to satisfy Plan Awards under the Plan may be authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation’s treasury or shares of Common Stock acquired on the open market.

IV

ELIGIBILITY

Any Employee of the Corporation or an Affiliate (including an entity that becomes an Affiliate after the adoption of this Plan), a Consultant, a member of the Board or the board of directors of an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) (whether or not such Board or board of directors member is an employee), any Consultant or person who provides services to the Corporation or an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) and any entity which is a wholly-owned alter ego of such employee, member of the Board or board of directors of an Affiliate or other person who provides services is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person or entity has contributed significantly or can be expected to contribute significantly to the profits or growth of the Corporation or any Affiliate or if it is otherwise in the best interest of the Corporation or any Affiliate for such person or entity to participate in this Plan. With respect to any Board member who is (i) designated or nominated to serve as a Board member by a stockholder of the Corporation and (ii) an employee of such stockholder of the Corporation, then, at the irrevocable election of the employing stockholder, the person or entity who shall be eligible to participate in this Plan on behalf of the service of the respective Board member shall be the employing stockholder (or one of its Affiliates). To the extent such election is made, the respective Board member shall have no rights hereunder as a Participant with respect to such Board member’s participation in this Plan. A Plan Award may be granted to a person or entity who has been offered employment or service by the Corporation or an Affiliate and who would otherwise qualify as eligible to receive the Plan Award to the extent that person or entity commences employment or service with the Corporation or an Affiliate, provided that such person or entity may not receive any payment or exercise any right relating to the Plan Award, and the grant of the Plan Award will be contingent, until such person or entity has commenced employment or service with the Corporation or an Affiliate. Where appropriate under the Plan, directors and other service providers who are not Employees shall be referred to as “employees” and their service as directors or other service providers as “employment.”

V

PROCEDURES FOR EXERCISE OF OPTION, ETC.

The authority of the Committee shall include, without limitation, the following:

(a) Procedures for Exercise of Option.     The establishment of procedures for an Optionee (i) to exercise an Option by payment of cash, (ii) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Option exercise price of the total number of shares of Common Stock to be acquired and (iii) to exercise all or a portion of an Option by delivering that number of shares of Common Stock already owned by him having a Fair Market Value which shall equal the Option exercise price for the portion exercised and, in cases where an Option is not exercised in its entirety, and subject to the requirements of the Code, to permit the Optionee to deliver the shares of Common Stock thus acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares of Common Stock in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares. The Committee may, in its sole discretion, require that an exercise described under any one or more of the methods described under clause (iii) of the immediately preceding sentence (to the extent such exercise is, or is deemed to constitute, an exercise effected by the tendering of Common Stock) be consummated with Common Stock (i) held by the Optionee for at least six (6) months or (ii) acquired by the Optionee other than under the Plan or a similar program.

(b) Withholding.     The establishment of a procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise, vesting or payment upon an Option, Stock Appreciation Right or other grant or Plan Award, as applicable, or for the tender of shares of Common Stock owned by any Participant to meet any obligation of withholding for taxes incurred by the Participant. The Committee may, in its sole discretion, require that if any such withholding is effected by the tendering of Common Stock, such withholding shall be consummated with Common Stock (i) held by the Optionee for at least six months or (ii) acquired by the Optionee other than under the Plan or a similar program.

VI

STOCK OPTIONS

The Committee shall have the authority, in its discretion, to grant Incentive Stock Options or to grant Non-Qualified Stock Options or to grant both types of Options. Notwithstanding anything contained herein to the contrary, an Incentive Stock Option may be granted only to common law employees of the Corporation or of any Parent or Subsidiary now existing or hereafter formed or acquired, and not to any director or officer who is not also such a common law employee. In order for an Option grant to satisfy the “performance-based compensation” exemption to the deduction limitation under Code Section 162(m), the maximum number of shares of Common Stock subject to Options which may be granted to any single Executive during any one calendar year, beginning with the year grants under the Plan first become subject to such deduction limitations, is 500,000. The terms and conditions of the Options shall be determined from time to time by the Committee; provided, however, that the Options granted under the Plan shall be subject to the following:

(a) Exercise Price.     The Committee shall establish the exercise price at the time any Option is granted at such amount as the Committee shall determine; provided, however, that the exercise price for each share of Common Stock purchasable under any Option which is intended to satisfy the performance-based compensation exemption to the deduction limitation under Section 162(m) of the Code, any Incentive Stock Option granted hereunder or any Option intended to satisfy the requirements of Treas. Reg. Section 1.409A-1(b)(5)(i)(A) shall at all times be not less than such amount as the Committee shall, in its best judgment, determine to be one hundred percent (100%) of the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns (or, pursuant to Section 422(b)(6) of the Code and the regulations promulgated thereunder, is deemed to own) shares of stock of the Corporation or of any Parent or Subsidiary which possess more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, the exercise price for each share of Common Stock shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock at the date the Option is granted. The exercise price will be subject to adjustment in accordance with the provisions of Section IX of the Plan.

(b) Payment of Exercise Price.     The exercise price per share of Common Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or pursuant to any of the other methods set forth in Section V(a) hereof, as determined by the Committee. Shares of Common Stock delivered to the Corporation in payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the date preceding the date of the exercise of the Option.

(c) Exercisability of Options.     Except as provided in Section VI(e) hereof, each Option shall be exercisable in whole or in installments, and at such time(s), and subject to the fulfillment of any conditions on, and to any limitations on, exercisability as may be determined by the Committee at the time of the grant of such Options. The right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

(d) Expiration of Options.     No Incentive Stock Option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of the Option; provided, however, in the case of an Incentive Stock Option granted to a person who, at the time such Option is granted, owns (or, pursuant to Section 422(b)(6) of the Code and the regulations promulgated thereunder, is deemed to own) shares of stock of the Corporation or of any Parent or Subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

(e) Exercise Upon Optionee’s Termination of Employment or Termination of Consulting Relationship.     If the employment of an Optionee by the Corporation or by any Parent or Subsidiary is terminated for any reason other than death, any Incentive Stock Option granted to such Optionee may not be exercised later than three (3) months (one (1) year in the case of termination due to Disability) after the date of such termination of employment. For purposes of determining whether any Optionee has incurred a termination of employment (or a Termination of Consulting Relationship), an Optionee who is both an employee (or a Consultant) and a director of the Corporation and/or any Parent or Subsidiary shall (with respect to any Non-Qualified Option that may have been granted to him) be considered to have incurred a termination of employment (or a Termination of Consulting Relationship) only upon his termination of service both as an employee (or as a Consultant) and as a director. Furthermore, except as otherwise may be provided in, and only with respect to, a particular Plan Award, (i) if an Optionee’s employment (or Consulting Relationship) is terminated by the Corporation or by any Parent or Subsidiary for Cause or (ii) if an Optionee voluntarily terminates his employment other than for Good Reason or Disability (or incurs a voluntary Termination of Consulting Relationship other than for Disability), regardless of whether such Optionee continues to serve as a director of the Corporation or of any Parent or Subsidiary, then the Optionee shall, at the time of such termination of employment (or Termination of Consulting Relationship), forfeit his rights to exercise any and all of the outstanding Option(s) theretofore granted to him.

(f) Maximum Amount of Incentive Stock Options.     Each Plan Award under which Incentive Stock Options are granted shall provide that to the extent the sum of (i) the Fair Market Value of the shares of Common Stock (determined as of the time of the grant of the Option) subject to such Incentive Stock Option plus (ii) the fair market values (determined as of the date(s) of grant of the option(s)) of all other shares of Common Stock subject to incentive stock options granted to an Optionee by the Corporation or any Parent or Subsidiary, which are exercisable for the first time by any person during any calendar year, exceed(s) one hundred thousand dollars ($100,000), such excess shares of Common Stock shall not be deemed to be purchasable pursuant to Incentive Stock Options. The terms of the immediately preceding sentence shall be applied by taking all options, whether or not granted under the Plan, into account in the order in which they are granted.

VII

STOCK APPRECIATION RIGHTS

(a) Tandem Stock Appreciation Rights.     The Committee shall have the authority to grant Stock Appreciation Rights in tandem with an Option at the time of grant of the Option. Each such Stock Appreciation Right shall be subject to the same terms and conditions as the related Option, if any, and shall be exercisable only at such times and to such extent as the related Option is exercisable; provided, however, that a Stock Appreciation Right may be exercised only when the Fair Market Value of the Common Stock exceeds the exercise price of the related Option. A Stock Appreciation Right shall entitle the Optionee to surrender to the Corporation unexercised the related Option, or any portion thereof, and, except as provided below, to receive from the Corporation in exchange therefor that number of shares of Common Stock equal in value to the excess of the Fair Market Value of one share of the Common Stock of the Corporation on the day preceding the surrender of such Option over the exercise price per share of Common Stock multiplied by the number of shares of Common Stock provided for under the Option, or portion thereof, which is surrendered; provided, however, that no fractional shares of Common Stock shall be issued by reason thereof (cash being delivered to the Participant in lieu of such fractional shares). The number of shares of Common Stock which may be received pursuant to the exercise of a Stock Appreciation Right may not exceed the number of shares of Common Stock provided for under the Option, or portion thereof, which is surrendered. The Committee shall have the right, in its sole discretion, to require a Participant to receive cash in whole or in part in settlement of the Stock Appreciation Right. Within thirty (30) days following the receipt by the Committee of a request to receive cash in whole or in part in settlement of a Stock Appreciation Right, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such a request. A request to receive cash in whole or in part in settlement of a Stock Appreciation Right may provide that, to the extent that the Committee shall disapprove such request, such request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock. Each Tandem SAR shall comply with the requirements of Treas. Reg. Section 1.409A-1(b)(5)(i)(B).

(b) Freestanding Stock Appreciation Rights.     The Committee also shall have the authority to grant Stock Appreciation Rights unrelated to any Option that may be granted hereunder. Each such Freestanding Stock Appreciation Right shall be subject to the terms and conditions as determined by the Committee. Freestanding Stock Appreciation Rights shall entitle the Participant to surrender to the Corporation a portion or all of such rights and, except as provided below, to receive from the Corporation in exchange therefor that number of shares of Common Stock (or cash, as provided below) equal in value to the excess of the Fair Market Value of one share of the Common Stock of the Corporation on the day preceding the surrender of such Rights over the Fair Market Value per share of Common Stock (determined as of the date the Stock Appreciation Right was granted) multiplied by the number of Stock Appreciation Rights which are surrendered; provided, however, that no fractional shares of Common Stock shall be issued by reason thereof (cash being delivered to the Participant in lieu of such fractional shares). The Committee shall have the right, in its sole discretion, to require a Participant to receive cash in whole or in part in settlement of a Stock Appreciation Right. Within thirty (30) days following the receipt by the Committee of a request to receive cash in whole or in part in settlement of a Stock Appreciation Right, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such a request. A request to receive cash in whole or in part in settlement of a Stock Appreciation Right may provide that, to the extent that the Committee shall disapprove such request, such request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock. Each Freestanding SAR shall comply with the requirements of Treas. Reg. Section 1.409A-1(b)(5)(i)(B).

(c) Exercise of Stock Appreciation Rights.     The exercisability of a Plan Award granted under Section VII(b) shall be determined as set forth in any agreement executed by the Corporation and such Participant hereunder. For purposes of determining whether a Participant has incurred a termination of employment or a Termination of Consulting Relationship (in the context of determining the non-forfeitability of his Stock Appreciation Rights), a Participant who is both an employee (or a Consultant) and a director of the Corporation and/or any Parent or Subsidiary shall be considered to have incurred a termination of employment (or a Termination of Consulting Relationship) only upon his termination of service both as an employee (or as a Consultant) and as a director. Except as otherwise may be provided in, and only with respect to, a particular Plan Award, if the Participant ceases to be an employee (or a Consultant) of the Corporation or of any Parent or Subsidiary for Cause or terminates his employment other than for Disability or Good Reason (or incurs a voluntary Termination of Consulting Relationship other than for Disability) without the written consent of the Committee (regardless of whether such Participant continues to serve as a director of the Corporation or of any Parent or Subsidiary), all Plan Awards granted under Section VII(b) shall be immediately forfeited.

(d) Limitation on Number of Stock Appreciation Rights.     In order for a grant of Stock Appreciation Rights to satisfy the “performance-based compensation” exemption under Code Section 162(m), the maximum number of Stock Appreciation Rights that may be granted to any Executive during one calendar year, beginning with the year grants under the Plan first become subject to such deduction limitations, is 500,000.

VIII

PERFORMANCE SHARES, RESTRICTED STOCK, RESTRICTED STOCK UNITS,

PERFORMANCE UNITS AND CASH INCENTIVES

The Committee shall have the authority to grant Cash Incentives, Performance Shares, Restricted Stock, Restricted Stock Units or Performance Units either separately or in combination with other Plan Awards. The terms and conditions of Cash Incentives, Performance Shares, Restricted Stock, Restricted Stock Units or Performance Units shall be determined from time to time by the Committee, without limitation, except as otherwise provided in the Plan, provided, that in order for a grant of Cash Incentives, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares to satisfy the “performance-based compensation” exemption under Code Section 162(m), beginning with the year the deduction limitations under such Code Section first become applicable to grants of Plan Awards under the Plan, (i) the maximum number of shares of Restricted Stock or Performance Shares which may be granted to any single Executive during any one calendar year is 500,000, (ii) the maximum number of Restricted Stock Units or Performance Units that may be granted to any single Executive during any one calendar year is 500,000 and (iii) the maximum dollar amount of Cash Incentives that may be paid to any single Executive during any one calendar year is $5,000,000.00 Furthermore:

(a) Services Rendered.     Each such Plan Award shall be granted for services rendered; provided, however, that, with regard to Common Stock-based Plan Awards, the value of the services performed must equal or exceed the par value of such shares of Common Stock to be granted to the Participant.

(b) Duration of Performance or Restricted Period; Satisfaction of Conditions.     The duration of the performance or restricted period and the condition or conditions upon which (i) such restrictions will lapse (and upon which the restricted period will end), upon which (ii) the performance goals will be deemed to have been satisfied and (iii) such Plan Awards will be paid or distributed shall, except as otherwise provided herein, be determined by the Committee at the time each such grant is made and will be set forth under the subject Award Agreement. More than one grant may be outstanding at any one time, and performance or restricted periods may be of different lengths.

(c) Restricted Stock.     Shares of Common Stock granted in the form of Restricted Stock shall be registered in the name of the Participant and, together with a stock power endorsed in blank, deposited with the Corporation at the time the Plan Award is granted. With respect to such Restricted Stock, the Participant shall generally have the rights and privileges of a stockholder of the Corporation as to such shares, including the right to vote such Restricted Stock, except that the following restrictions shall apply: (i) the Participant shall not be entitled to delivery of a certificate until the expiration or termination of the restricted period, (ii) none of the shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the restricted period and (iii) all of the shares of Restricted Stock shall be forfeited by the Participant without further obligation on the part of the Corporation as set forth in Section VIII(j) hereof. Cash and stock dividends with respect to the Restricted Stock will be withheld by the Corporation for the Participant’s account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as may be determined by the Corporation. All cash or stock dividends so withheld by the Corporation shall initially be subject to forfeiture, but shall become non-forfeitable and payable at the same times, and at the same rate, as determined with respect to the lapse of restrictions on the underlying Restricted Stock. Upon the forfeiture of any shares of Restricted Stock, such forfeited shares of Common Stock (and any dividends set aside thereon) shall be transferred to the Corporation without further action by the Participant. Upon the expiration or termination of the restricted period, the restrictions imposed on the appropriate shares of Restricted Stock shall lapse and a stock certificate for the number of shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law or by any applicable stockholders’ agreement or any other agreement, to the Participant. A Participant who files an election with the Internal Revenue Service to include the fair market value of any Restricted Stock in gross income while they are still subject to restrictions shall promptly furnish the Corporation with a copy of such election together with the amount of any federal, state, local or other taxes that may be required to be withheld to enable the Corporation to claim an income tax deduction with respect to such election.

(d) Restricted Stock Units.     The Committee may grant one or more Restricted Stock Units to a Participant. Such Restricted Stock Units shall vest pursuant to the vesting schedule set forth in the related Award Agreement and the shares of Common Stock underlying vested Restricted Stock Units will be distributed to the Participant on the date(s), or upon the event(s), set forth in the related Award Agreement in the amount of one share of Common Stock for each vested Restricted Stock Unit. At the time of distribution, a stock certificate for such number of shares of Common Stock shall be delivered, free of all restrictions, except any that may be imposed (i) under the Award Agreement, (ii) by law, (iii) by any applicable stockholders’ agreement or (iv) by any other agreement, to the Participant.

(e) Performance Shares / Performance Units.     For purposes of this Article VIII, Performance Shares and Performance Units shall be substantially identical to shares of Restricted Stock and Restricted Stock Units, respectively, except that the vesting of such Performance Shares and Performance Units will be based solely upon the attainment of one or more performance targets, as further described below.

(f) Cash Incentives.     The Committee may grant Cash Incentive awards to one or more Participants, which provide that the recipients will receive cash payments (of either a fixed dollar amount or an amount determined by formula) at a specified time in the future based upon the attainment of one or more annual or multi-year performance goals, as further described below. Except as may be provided in an Award Agreement with respect to a particular Participant, any Cash Incentives earned during a performance period shall be paid in cash within 2  1/2 months after the end of the performance period to which such Plan Award relates.

(g) Performance Targets.     At the time of each grant, the Committee shall establish (subject to the provisions of Section VIII(h) hereof) performance targets (to be satisfied during the performance period) and/or periods of service to which the vesting of Performance Shares, Performance Units, Restricted Stock Units, Restricted Stock and/or Cash Incentives shall be conditioned. The Committee may also establish a relationship between performance targets and the number of Performance Shares, Performance Units, Restricted Stock Units, shares of Restricted Stock or amount of Cash Incentives which shall be earned. The Committee also may establish a relationship between performance results other than the targets and the number of Performance Shares, Restricted Stock Units, Restricted Stock Units, shares of Restricted Stock, the number or value of Performance Units and the amount of Cash Incentives, if any, which shall be earned. The Committee shall determine the measures of performance to be used in determining the extent to which Cash Incentives are earned or to which restrictions on shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units shall lapse. Performance measures and targets may vary among grants, but once established for a grant may not be modified with respect to that grant except as provided in Section IX and provided that the Committee may, in its sole discretion, make such adjustments as it may deem necessary or advisable in the event of material changes in the criteria used for establishing performance targets which would result in the dilution or enlargement of a Participant’s award outside the goals intended by the Committee at the time of the grant of the Plan Award.

(h) Performance Goal(s).     The performance goal(s) to be used for purposes of grants to Executives (the attainment of the performance target(s) related to such performance goal(s) determining the number of Performance Shares, Performance Units, Restricted Stock Units or shares of Restricted Stock that become vested under the Plan or the amount of Cash Incentives) shall be as set forth in Appendix “A” hereto, unless and until the Committee proposes for stockholder vote a change in such general performance measures.

(i) Dividend or Interest Equivalents for Restricted Stock Units and Performance Units.     The Committee may provide that amounts equivalent to dividends or interest shall be payable with respect to Restricted Stock Units or Performance Units held in the Participant’s performance account. Such amounts shall be credited to the performance account, and shall be payable to the Participant in cash or in Common Stock, as set forth under the terms of the subject Plan Award, at such time as the Restricted Stock Units or Performance Units are earned. The Committee further may provide that amounts equivalent to interest or dividends held in the performance accounts shall be credited to such accounts on a periodic or other basis.

(j) Termination of Employment.     If the Participant (i) voluntarily ceases to be an employee of the Corporation, or of any Parent or Subsidiary (or incurs a voluntary Termination of Consulting Relationship) for Good Reason or with the written consent of the Committee, (ii) dies or becomes Disabled or (iii) suffers an involuntary termination of his employment (or incurs an involuntary Termination of Consulting Relationship) with the Corporation or with any Parent or Subsidiary for reasons other than Cause, the Plan Award earned (or which becomes vested and nonforfeitable) under this Section with respect to any outstanding Cash Incentives, Performance Shares, Restricted Stock, Restricted Stock Units, Performance Units or interest or dividend equivalents shall be determined as otherwise provided herein or in any agreement executed by such Participant hereunder. For purposes of the immediately preceding sentence, any Participant who is both an employee (or a Consultant) and a director of the Corporation and/or any Parent or Subsidiary will be considered to have incurred a termination of employment (or a Termination of Consulting Relationship) only upon his termination of service both as an employee (or as a Consultant) and as a director. Except as otherwise may be provided in, and only with respect to, a particular Plan Award, if the Participant ceases to be an employee (or a Consultant) of the Corporation or of any Parent or Subsidiary for any reason, regardless of whether such Participant continues to serve as a director of the Corporation or of any Parent or Subsidiary, all Plan Awards granted under this Section VIII and subject to restrictions shall be immediately forfeited. In such case, the Corporation shall have the right to complete the blank stock power with respect to Restricted Stock and Performance Shares and transfer the same to the Corporation’s treasury.

IX

ADJUSTMENT OF SHARES; MERGER OR

CONSOLIDATION, ETC. OF THE CORPORATION

(a) Recapitalization, Etc.     In the event there is any change in the outstanding Common Stock of the Corporation by reason of any reorganization, recapitalization, reincorporation, stock split, stock dividend, combination of shares or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to any Option, Stock Appreciation Right, grant of Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit award, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted. Notwithstanding the foregoing, (i) each such adjustment shall comply with the requirements of Treas. Reg. Section 1.409A-1(b)(5)(v), (ii) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (iii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

(b) Merger, Consolidation or Change in Control of Corporation.

Upon:

(i) the merger or consolidation of the Corporation with or into another corporation (pursuant to which the stockholders of the Corporation immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in shares of voting securities of the corporation surviving such merger or consolidation having at least a majority of the combined voting power of such corporation’s then outstanding securities), if the agreement of merger or consolidation does not provide for:

(1) the continuance of the Options, Stock Appreciation Rights, Restricted Stock Units, and Performance Units, shares of Restricted Stock, and Performance Shares and/or Cash Incentives granted hereunder, or

(2) the substitution of new cash incentives, options, stock appreciation rights, restricted stock units, performance units, shares of restricted stock and/or performance shares for Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, Performance Units, shares of Restricted Stock or Performance Shares granted hereunder, or for the assumption of the same by the surviving corporation,

(ii) the dissolution, liquidation, or sale of all or substantially all the assets of the Corporation to a person who is not an Affiliate or Associate (as defined below) of (A) the Corporation or to (B) a direct or indirect owner of a majority of the voting power of the Corporation’s then outstanding voting securities (such sale of assets being referred to as an “Asset Sale”), or

(iii) the Change in Control of the Corporation, if after such Change in Control of the Corporation this Plan (or another plan of the Corporation or of a successor to the Corporation) does not provide for (1) the continuance of the Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, or Performance Units, shares of Restricted Stock and/or Performance Shares granted hereunder or (2) the substitution of new cash incentives, options, stock appreciation rights, restricted stock units, shares of restricted stock, performance units or performance shares for Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, shares of Restricted Stock, Performance Shares or Performance Units granted hereunder, or for the assumption of the same by the surviving corporation, then the holder of any such Option or Stock Appreciation Right theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation to exercise such Option(s) or Stock Appreciation Right(s) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such Option(s) or Stock Appreciation Right(s), and all restrictions regarding transferability and forfeiture on shares of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units shall be removed immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation; provided that all conditions precedent to the exercise of such Option(s) or Stock Appreciation Right(s), the transferability of such shares of Restricted Stock or Performance Shares and the vesting of Restricted Stock Units and Performance Units, other than the passage of time, have occurred.

The Corporation, to the extent practicable, shall give advance notice to affected Optionees and holders of Stock Appreciation Rights, Restricted Stock Units, shares of Restricted Stock, Performance Shares and Performance Units of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation. Unless otherwise provided in the subject Award Agreement or merger, consolidation or Asset Sale agreement, all such Options and Stock Appreciation Rights which are not so exercised shall be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation or Asset Sale (but not in the case of a Change in Control of the Corporation). In the event the Corporation becomes a subsidiary of another corporation (the “New Parent Corporation”) with respect to which the stockholders of the Corporation (as determined immediately before such transaction) own, immediately after such transaction, a beneficial interest in shares of voting securities of the New Parent Corporation having at least a majority of the combined voting power of such New Parent Corporation’s then outstanding securities, there shall be substituted for Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, shares of Restricted Stock Performance Shares and Performance Units granted hereunder, (i) cash incentives and (ii) options to purchase, stock appreciation rights issued with respect to, restricted stock units (and performance units) related to and restricted shares of common stock (and performance shares) common stock of the New Parent Corporation. The substitution described in the immediately preceding sentence shall be effected in a manner such that any option granted by the New Parent Corporation (i) shall comply with Treas. Reg. Section 1.409A-1(b)(5)(v) and (ii) which is intended to replace an Incentive Stock Option granted hereunder shall satisfy the requirements of Section 422 of the Code.

(c) Effect of Merger or Consolidation on Performance-Based Plan Awards. Etc.     As of the effective date of any merger, consolidation, dissolution, liquidation or Asset Sale described in subsection (b), above, no Participant shall earn any additional performance-based Plan Award or dividend or interest equivalent under the Plan. Furthermore, if the value of any such Plan Award cannot be determined as of such date because such Plan Award is conditioned upon the future financial performance of the Corporation, such Plan Award (including any applicable dividend or interest equivalents) shall, unless otherwise provided in the subject Award Agreement, be prorated based upon the assumption that such performance criteria have been satisfied at the target level. Except as provided in Section IX(b), any Plan Award payable after the date of the merger, consolidation, dissolution, liquidation or Asset Sale shall be paid in cash (unless the appropriate merger, consolidation or Asset Sale agreement provides otherwise) as of the date such Plan Award originally was to have been paid, or as of such earlier date as may be determined by the Corporation or its successor but subject to the provisions of Section 409A of the Code and the regulations promulgated thereunder.

(d) Definition of Change in Control of the Corporation.     As used herein, a “Change in Control of the Corporation” shall be deemed to have occurred if any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of such person (but excluding (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, (ii) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation, (iii) the Corporation or any subsidiary of the Corporation or (iv) only as provided in the immediately following sentence, a Participant together with all Affiliates and Associates of the Participant) who is not a stockholder or an Affiliate or Associate of a stockholder of the Corporation on the date of stockholder approval of the Plan is or becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s then outstanding securities. The provisions of clause (iv) of the immediately preceding sentence shall apply only with respect to the Plan Award(s) held by the Participant who, together with his Affiliates or Associates, if any, is or becomes the direct or indirect Beneficial Owner of the percentage of securities set forth in such clause. Notwithstanding the foregoing, with respect to Options, SARs and other Plan Awards subject to the provisions of Code Section 409A, the term “Change in Control of the Corporation” shall have the meaning set forth in the regulations promulgated by the United States Treasury Department under Section 409A of the Code. In no instance shall an initial public offering of the Corporation’s Common Stock be deemed to constitute a Change in Control of the Corporation.

X

MISCELLANEOUS PROVISIONS

(a) Administrative Procedures.     The Committee may establish any procedures determined by it to be appropriate in discharging its responsibilities under the Plan. All actions and decisions of the Committee shall be final.

(b) Assignment or Transfer.     No grant or award of any Plan Award or any rights or interests therein shall be assignable or transferable by a Participant except by will or the laws of descent and distribution or pursuant to a domestic relations order. During the lifetime of a Participant, Incentive Stock Options granted hereunder shall be exercisable only by the Participant.

(c) Investment Representation.     In the case of Plan Awards paid in shares of Common Stock or other securities, or, with respect to shares of Common Stock received pursuant to the exercise of an Option or a Stock Appreciation Right, or upon the payment upon any Plan Award, the Committee may require, as a condition of receiving such securities, that the Participant furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act, to deliver such securities in compliance with the provisions of the Securities Act.

(d) Withholding Taxes.     The Corporation (or the appropriate Parent or Subsidiary) shall have the right to deduct from all cash payments hereunder any federal, state, local or foreign taxes required by law to be withheld with respect to such payments. In the case of the issuance or distribution of Common Stock or other securities hereunder, either directly or upon the exercise of or payment upon any Plan Award, the Corporation, as a condition of such issuance or distribution, may require the payment (through withholding from the Participant’s salary, reduction of the number of shares of Common Stock or other securities to be issued, or otherwise) of any such taxes. Each Participant may satisfy the withholding obligations by paying to the Corporation (or the appropriate Parent or Subsidiary) a cash amount equal to the amount required to be withheld or, subject to the Committee’s consent thereto, by tendering to the Corporation (or to the appropriate Parent or Subsidiary) a number of shares of Common Stock having a value equivalent to such cash amount, or by use of any available procedure approved by the Committee as described under Section V(b) hereof.

(e) Costs and Expenses.     The costs and expenses of administering the Plan shall be borne by the Corporation and shall not be charged against any award nor to any employee receiving a Plan Award.

(f) Funding of Plan.     The Plan shall be unfunded. The Corporation shall not be required to segregate any of its assets to assure the payment of any Plan Award under the Plan. Neither the Participants nor any other persons shall have any interest in any fund or in any specific asset or assets of the Corporation or any other entity by reason of any Plan Award, except to the extent expressly provided hereunder. The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Corporation.

(g) Other Incentive Plans.     The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

(h) Severability.     In case any provision of the Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

(i) Payments Due Missing Persons.     The Corporation shall make a reasonable effort to locate all persons entitled to benefits under the Plan; however, notwithstanding any provisions of the Plan to the contrary, if, after a period of one (1) year from the date such benefits shall be due, any such persons entitled to benefits have not been located, their rights under the Plan shall stand suspended. Before this provision becomes operative, the Corporation shall send a certified letter to all such persons at their last known addresses advising them that their rights under the Plan shall be suspended. Subject to all applicable state laws, any such suspended amounts shall be held by the Corporation for a period of one (1) additional year and thereafter such amounts shall be forfeited and thereafter remain the property of the Corporation.

(j) Liability and Indemnification.

(i) Neither the Corporation nor any Parent or Subsidiary shall be responsible in any way for any action or omission of the Committee, or any other fiduciaries in the performance of their duties and obligations as set forth in the Plan. Furthermore, neither the Corporation nor any Parent or Subsidiary shall be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel, provided that the Corporation and/or the appropriate Parent or Subsidiary relied in good faith upon the action of such agent or the advice of such counsel.

(ii) Neither the Corporation, any Parent or Subsidiary, the Committee, nor any agents, employees, officers, directors or shareholders of any of them, nor any other person shall have any liability or responsibility with respect to the Plan, except as expressly provided herein.

(k) Incapacity.     If the Committee shall receive evidence satisfactory to it that a person entitled to receive payment of, or exercise, any Plan Award is, at the time when such benefit becomes payable or exercisable, a minor, or is physically or mentally incompetent to receive such Plan Award and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Committee may make payment of such Plan Award otherwise payable to such person to (or permit such Plan Award to be exercised by) such other person or institution, including a custodian under a Uniform Gifts to Minors Act or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release by such other person or institution shall be a valid and complete discharge for the payment or exercise of such Plan Award.

(l) Cooperation of Parties.     All parties to the Plan and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out the Plan or any of its provisions.

(m) Governing Law.     All questions pertaining to the validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law. In the event that either party is compelled to bring a claim related to this Plan, to interpret or enforce the provisions of the Agreement, to recover damages as a result of a breach of the terms of this Plan, or from any other cause (a “Claim”), such Claim must be processed in the manner set forth below:

(i) THE SOLE AND EXCLUSIVE METHOD TO RESOLVE ANY CLAIM IS ARBITRATION, AND EACH PARTY WAIVES THE RIGHT TO A JURY TRIAL OR COURT TRIAL. Neither party shall initiate or prosecute any lawsuit in any way related to any Claim covered by the terms of this Plan.

(ii) The arbitration shall be binding and conducted before a single arbitrator in accordance with the then-current JAMS Arbitration Rules and Procedures for Employment Disputes or the appropriate governing body, as modified by the terms and conditions of this paragraph. Venue for any arbitration pursuant to this Plan will lie in New York, New York. The arbitrator will be selected by mutual agreement of the parties or, if the parties cannot agree, then by striking from a list of arbitrators supplied by JAMS or the appropriate governing body. The parties to the arbitration shall each pay an equal amount of the arbitrator’s fees and arbitration costs (recognizing that each side bears the cost of its own deposition(s), witness, expert and attorneys’ fees and other expenses as and to the same extent as if the matter were being heard in a court of law). Upon the conclusion of the arbitration hearing, the arbitrator shall issue a written opinion revealing, however briefly, the essential findings and conclusions upon which the arbitrator’s award is based. The award of the arbitrator shall be final and binding. Judgment upon any award may be entered in any court having jurisdiction thereof.

(n) Nonguarantee of Employment or Consulting Relationship.     Nothing contained in the Plan shall be construed as a contract of employment (or as a consulting contract) between the Corporation (or any Parent or Subsidiary), and any employee or Participant, as a right of any employee or Participant to be continued in the employment of (or in a Consulting Relationship with) the Corporation (or any Parent or Subsidiary), or as a limitation on the right of the Corporation or any Parent or Subsidiary to discharge any of its employees (or Consultants), at any time, with or without cause (but subject to the terms of any applicable employment or consulting agreement).

(o) Notices.     Each notice relating to the Plan shall be in writing and delivered in person, by recognized overnight courier or by certified mail to the proper address. Except as otherwise provided in any Award Agreement with respect to the exercise thereunder, all notices to the Corporation or the Committee shall be addressed to it at 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632 Attn: Gary Stern, Chief Executive Officer. All notices to Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Committee’s records.

(p) Written Agreements.     Each Plan Award shall be evidenced by a signed written agreement between the Corporation and the Participant containing the terms and conditions of the award.

(q) Section 409A of the Code.

(i) This Plan and the related Award Agreements (collectively, for purposes of this Section X(q), the “Plan”) are intended to comply with the requirements of Section 409A of the Code (“Section 409A”). Payments of Non-Qualified Deferred Compensation (as such term is defined under Section 409A and the regulations promulgated thereunder) may only be made under this Plan upon an event and in a manner permitted by Section 409A. Any amounts payable solely on account of an involuntary separation from service of the Participant within the meaning of Section 409A shall be excludible from the requirements of Section 409A, either as involuntary separation pay or as short-term deferral amounts, to the maximum possible extent. For purposes of Section 409A, the right to a series of installment payments under this Plan shall be treated as a right to a series of separate payments.

(ii) To the extent required by Section 409A, and notwithstanding any other provision of this Plan to the contrary, no payment of Non-Qualified Deferred Compensation will be provided to, or with respect to, the Participant on account of his separation from service until the first to occur of (i) the date of the Participant’s death or (ii) the date which is one day after the six (6) month anniversary of his separation from service, but in either case only if he is a “specified employee” (as defined under Section 409A(a)(2)(B)(i) of the Code and the regulations promulgated thereunder) in the year of his separation from service. Any payment that is delayed pursuant to the provisions of the immediately preceding sentence shall instead be paid in a lump sum promptly following the first to occur of the two dates specified in such immediately preceding sentence.

(iii) Any payment of Non-Qualified Deferred Compensation made pursuant to a voluntary or involuntary termination of the Participant’s employment with the Corporation shall be withheld until the Participant incurs both (i) a termination of his employment relationship with the Corporation and (ii) a “separation from service” with the Corporation, as such term is defined in Treas. Reg. Section 1.409A-1(h).

(iv) The preceding provisions of this Section X(q) shall not be construed as a guarantee by the Corporation of any particular tax effect to the Participant under this Plan. The Corporation shall not be liable to the Participant for any additional tax, penalty or interest imposed under Section 409A nor for reporting in good faith any payment made under this Plan as an amount includible in gross income under Section 409A.

(r) Listing, Registration, Etc.     All shares of Common Stock issued pursuant to the terms of this Plan will be subject to the requirement that if at any time the Board determines, in its sole discretion, that it is necessary or desirable to list, register or qualify upon any securities exchange or under any state or federal securities or other law or regulation, such shares of Common Stock, or that it is necessary or desirable to obtain the consent or approval of any governmental regulatory body, as a condition to or in connection with the issuance hereunder of Common Stock, the Common Stock may not be issued unless or until the listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board. The recipient of any shares of Common Stock must supply the Corporation with any certificates, representations and information as the Corporation reasonably requests, and must otherwise cooperate with the Corporation in obtaining or effecting any listing, registration, qualification, consent or approval the Board deems necessary or desirable. If the Corporation, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any shares of Common Stock vest, the Board may, in its sole discretion and without the holders’ consent, reduce that period on not less than 10 days’ written notice to the holders affected. Nothing contained herein will obligate the Corporation to register any shares of Common Stock or other securities under any federal or state securities laws.

(s) Certain Rules of Construction.

(i) The headings and subheadings set forth in this Plan are inserted for the convenience of reference only and are to be ignored in any construction of the terms set forth herein.

(ii) Wherever applicable, the neuter, feminine or masculine pronoun as used herein shall also include the masculine or feminine, as the case may be.

(iii) The words “hereof,” “herein,” “hereunder” and similar words refer to this Plan as a whole and not to any particular provision of this Plan; and any subsection, Section, Schedule, Appendix or Exhibit references are to this Plan unless otherwise specified.

(iv) The term “including” is not limiting and means “including without limitation.”

(v) References in this Plan to any statute or statutory provisions include a reference to such statute or statutory provisions as from time to time amended, modified, reenacted, extended, consolidated or replaced (whether before or after the date of this Plan) and to any subordinate legislation made from time to time under such stature or statutory provision.

(vi) References to this Plan or to any other document include a reference to this Plan to such other document as varied, amended, modified, novated or supplemented from time to time.

(vii) References to “writing” or “written” include any non-transient means of representing or copying words legibly, including by facsimile or electronic mail.

(viii) References to “$” are to United States Dollars.

(ix) References to “%” are to percent.

XI

AMENDMENT OR TERMINATION OF PLAN

The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the Plan at any time, provided that no amendment shall be made which shall increase the total number of shares of the

Common Stock of the Corporation which may be issued and sold pursuant to Incentive Stock Options, reduce the minimum exercise price in the case of an Incentive Stock Option or modify the provisions of the Plan relating to eligibility with respect to Incentive Stock Options unless such amendment is made by or with the approval of the stockholders of the Corporation within 12 months of the effective date of such amendment, but only if such approval is required by any applicable provision of law. Furthermore, no amendment to the Plan may change (i) the maximum amount of Plan Awards that may be granted or paid on an annual basis or (ii) the exercise price of any options granted hereunder without the prior approval of the Corporation’s stockholders in the manner required under Section 162(m) of the Code; provided, however, that such stockholder consent is required only during such period that the deduction limitations under Code Section 162(m) apply to Plan Awards granted under the Plan. The Board of Directors of the Corporation shall also be authorized to amend the Plan and the Options granted thereunder to maintain qualification as “incentive stock options” within the meaning of Section 422 of the Code, if applicable. Except as otherwise provided herein, no amendment, suspension or termination of the Plan shall alter or impair any vested Plan Award previously granted under the Plan without the consent of the holder thereof.

XII

TERM OF PLAN

The Plan shall automatically terminate on the day immediately preceding the tenth (10th) anniversary of the date the Plan was adopted by the Board of Directors of the Corporation, unless sooner terminated by such Board of Directors. No Plan Awards may be granted under the Plan subsequent to the termination of the Plan.

PROXY

ASTA FUNDING, INC.

THIS

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

MARCH 21, 2012

The undersigned hereby appoints Gary Stern and Robert J. Michel, and each of them, attorneys and proxies with power of substitution, to vote for and on behalf of the undersigned at the Asta Funding, Inc. (the “Company”) Annual Meeting of Stockholders to be held on March 21, 2012 and at any adjournments or postponements thereof (the “Meeting”), upon the following matters and upon any other business that may properly come before the Meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE BOARD’S NOMINEES FOR DIRECTOR.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF ASTA FUNDING, INC.

March 21, 2012

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF ASTA FUNDING, INC.

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on March 21, 2012. This proxy statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, including financial statements, are available on the internet at http://www.proxydocs.com/asfi. Under rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the internet.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSALS 2, 3 AND 4, AND A VOTE, IN PROPOSAL 5, FOR THE NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION TO BE HELD EVERY THREE YEARS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☑

1. Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	☐ Gary Stern
☐ Arthur Stern
☐	WITHHOLD AUTHORITY	☐ Herman Badillo
	FOR ALL NOMINEES	☐ David Slackman
☐ Edward Celano
☐	FOR ALL EXCEPT	☐ Harvey Leibowitz
	(See instructions below)	☐ Louis A. Piccolo

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☐

2. Ratification of Grant Thornton LLP as Independent Registered Public Accounting Firm

For  ☐      Against  ☐      Abstain  ☐

3. Adoption of the Asta Funding, Inc. 2012 Stock Option and Performance Award Plan

For  ☐      Against  ☐      Abstain  ☐

4. Approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers

For  ☐      Against  ☐       Abstain  ☐

5. On a non-binding, advisory basis, your preference for the frequency by which the non-binding advisory vote on compensation paid to our named executive officers should be held

Every Year  ☐      Every Two Years  ☐      Every Three Years  ☐      Abstain  ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting. The Board of Directors is not aware of any such other matters.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE, OR IF ANY ONE OR MORE OF THE NOMINEES BECOMES UNAVAILABLE, FOR ANOTHER NOMINEE OR OTHER NOMINEES TO BE SELECTED BY THE BOARD OF DIRECTORS, FOR GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE ADOPTION OF THE ASTA FUNDING, INC. 2012 STOCK OPTION AND PERFORMANCE AWARD PLAN, ON A NON-BINDING, ADVISORY BASIS, FOR THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS AND AS AN ABSTENTION WITH REGARD TO THE FREQUENCY WITH RESPECT TO WHICH THE NON-BINDING AND ADVISORY VOTE ON EXECUTIVE COMPENSATION IS HELD.

Please sign this proxy and return it promptly whether or not you expect to attend this Meeting. You may nevertheless vote in person if you attend.

Signature of Stockholder	Date:

Signature of Stockholder	Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.